EXECUTION VERSION
CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN OMITTED.

FLEXITI SECURITIZATION LIMITED PARTNERSHIP,
BY ITS GENERAL PARTNER, FLEXITI SECURITIZATION GENERAL PARTNER INC.
as Issuer
- and -
FLEXITI SECURITIZATION GENERAL PARTNER INC.
in its own right
- and -
FLEXITI FINANCIAL INC.
as initial Paying Agent
- and -
COMPUTERSHARE TRUST COMPANY OF CANADA
as Indenture Trustee

SERIES 2021-1 SUPPLEMENTAL INDENTURE Dated December 9, 2021

TABLE OF CONTENTS

i

ii

Schedule C-2 Form of Ownership Confirmation Certificate (Request by Prospective Purchaser) C-2-	1
Schedule D Form of Monthly Servicer Report D-	1
Schedule E Form of Weekly Report E-	1
Schedule F Form of Seller Note F-	1

iii

FLEX SERIES 2021-1 FLOATING RATE DEBT SECURITIES, CLASS A
FLEX SERIES 2021-1 FLOATING RATE DEBT SECURITIES, CLASS B
SUPPLEMENTAL INDENTURE made as of December 9, 2021, between FLEXITI SECURITIZATION LIMITED PARTNERSHIP, a limited partnership organized under the laws of the Province of Ontario, by its general partner, FLEXITI SECURITIZATION GENERAL PARTNER INC., a corporation incorporated under the laws of Canada, as Issuer, and FLEXITI SECURITIZATION GENERAL PARTNER INC., in its own right (the “General Partner”), FLEXITI FINANCIAL INC., a corporation existing under the laws of Canada, as initial Paying Agent (the “Paying Agent”), COMPUTERSHARE TRUST COMPANY OF CANADA, a trust company established under the laws of Canada and licensed to carry on business in each of the provinces and territories of Canada (together with its successors and permitted assigns, the “Indenture Trustee”).
WHEREAS pursuant to the Master Trust Indenture, provision was made for the issuance and the creation of Debt Obligations from time to time;
AND WHEREAS pursuant to Section 2.3 of the Master Trust Indenture, Debt Obligations may, at the election of the Issuer, be issued in one or more Series by the execution and delivery of a Related Supplement, which Series may be comprised of one or more Classes;
AND WHEREAS the Issuer has authorized the issuance of a Series of Debt Obligations to be designated as the “Series 2021-1 Debt Securities” consisting of (a) a class of notes to be known as the “FLEX Series 2021-1 Floating Rate Debt Securities, Class A”, and (b) a class of notes to be known as the “FLEX Series 2021-1 Floating Rate Debt Securities, Class B”;
AND WHEREAS the parties are executing and delivering this Supplemental Indenture to provide for the creation and issuance of the Series 2021-1 Debt Securities;
AND WHEREAS the Issuer shall use the proceeds to purchase or redesignate as Related Collateral for the Series 2021-1 Debt Securities certain Obligor Account Assets pursuant to the Receivables Sale and Servicing Agreement, and will grant a security interest in the Series 2021-1 Collateral to the Indenture Trustee to secure its obligations under the Series 2021-1 Debt Securities;
AND WHEREAS the foregoing recitals and statements of fact are made by the Issuer and not by the Indenture Trustee;
NOW THEREFORE THIS SUPPLEMENTAL INDENTURE WITNESSES and it is hereby covenanted, agreed and declared as follows:
Article 1
INTERPRETATION
1.1Definitions
(a)All initial capitalized terms used but not otherwise defined in this Supplemental Indenture that are defined in the Master Trust Indenture, either directly or by reference therein, shall have the meanings specified therefor in the Master Trust Indenture. All initial capitalized terms used but not otherwise defined in this Supplemental Indenture that are defined in the Receivables Sale and Servicing Agreement, either directly or by reference therein, shall have the meanings specified therefor in the Receivables Sale and Servicing Agreement.
(b)Whenever used in this Supplemental Indenture, the following terms shall have the following meanings, respectively:
“1-Cycle Delinquent Loan” means, as at any date of determination, a Series 2021-1 Loan which is not then a Charged-Off Obligor Account but where the Obligor has not made the required payment for the lesser of (a) one (1) or more payment cycles; and (b) one (1) day.

“2-Cycle Delinquent Loan” means, as at any date of determination, a Series 2021-1 Loan which is not then a Charged-Off Obligor Account but where the Obligor has not made the required payment for the lesser of (a) two (2) or more payment cycles; and (b) thirty-four (34) days.
“Account Bank” means National Bank of Canada, or any replacement bank appointed in connection with a replacement Series 2021-1 Collections Account and/or Series 2021-1 Cash Reserve Account in accordance with Section 5.1, together with its successors and permitted assigns.
“Adjusted Eligible Principal Outstanding Balance” means, as of any date of determination and in respect of any Series 2021-1 Eligible Loan, [***].
“Adverse Claim” has the meaning ascribed thereto in the Receivables Sale and Servicing Agreement.
“Adverse Tax Event” has the meaning ascribed thereto in Section 2.6(a)(i).
“Aggregate Eligible Pool Balance” means, as at any date of determination, the number equal to [***].
“Aggregate Eligible Pool Balance (LFL)” means, as at any date of determination, the number equal to [***].
“Aggregate Eligible Pool Balance (Non-Prime)” means, as at any date of determination, the number equal to [***].
“Aggregate Eligible Pool Balance (Standard)” means, as at any date of determination, the number equal to [***].
“Aggregate Excess Portfolio Amount” means, at any date of determination, [***].
“Aggregate Increase Amount” means, in respect of each Increase on a Funding Date, an amount equal to the aggregate of the Class A Increase Amount and the Class B Increase Amount.
“Amortization Event” means the occurrence of any of the following events:
[***]
“Applicable CDOR” means on any day, CDOR as of the Business Day prior to the first day of the applicable Settlement Period.
“Applicable Law” means, with respect to any Person, property, transaction, event or other matter, any law, rule, statute, regulation, order, judgment, decree, treaty or other requirement having the force of law relating or applicable to such Person, property, transaction, event or other matter, including applicable general principles of common law, equity or civil law.
“Asset Designation” means a designation of additional Series 2021-1 Assigned Obligor Account Assets, together with the related Rights including Collections, as Series 2021-1 Assets by the Seller pursuant to a Series 2021-1 Designation and Servicing Supplement.
“Asset Designation Cut-Off Date” means, in respect of any Asset Designation, the date specified as such in the related Asset Designation Notice.
“Asset Designation Date” means any Business Day during the Class A Funding Period (including, for the avoidance of doubt, during the Class B Funding Period).
“Asset Designation Notice” means a notice by the Seller offering to designate assets in the form attached as Schedule B to the Receivables Sale and Servicing Agreement.

“Asset Designation Payment” means a payment by the Issuer to the Seller in respect of any Asset Designation in the amount specified in the applicable Series 2021-1 Designation and Servicing Supplement, as the case may be.
“Asset Purchase” means a purchase by the Issuer of additional Series 2021-1 Assigned Obligor Account Assets, together with the related Rights including Collections, as Series 2021-1 Assets by the Seller pursuant to a Series 2021-1 Sale and Servicing Supplement.
“Asset Purchase Cut-Off Date” means, in respect of any Asset Purchase, the date specified as such in the related Asset Purchase Notice.
“Asset Purchase Date” means any Business Day during the Class A Funding Period (including, for the avoidance of doubt, during the Class B Funding Period).
“Asset Purchase Notice” means a notice by the Seller specifying assets offered to the Issuer for purchase, in the form attached as Schedule A to the Receivables Sale and Servicing Agreement.
“Asset Purchase Price” means the purchase price paid by the Issuer to the Seller in respect of any Asset Purchase in the amount specified in the applicable Series 2021-1 Sale and Servicing Supplement, as the case may be.
“Available Amount” has the meaning ascribed to it in Section 5.2.
“Average Payment Rate” means, at any date of determination in respect of any Collection Period beginning from (and including) [***].
“Backup Servicer” means Millennium Process Group, Inc., and its successors, assigns and replacements under any replacement Backup Servicing Agreement.
“Backup Servicing Agreement” means the Backup Servicing Agreement dated December 9, 2021 between the Initial Servicer, the Issuer, the Indenture Trustee and the Backup Servicer, as amended, restated, replaced, supplemented or otherwise modified from time to time.
“Blocked Account Agreements” means [***].
“Business Day” means any day of the year, other than a Saturday, Sunday or statutory or civic holiday, on which banks are open for business in Toronto, Ontario and New York, New York State.
“Canadian Prime Rate” means, on any day, as determined by the Structuring Agent, the rate per annum expressed on the basis of a 365-day or 366-day year (as applicable) (rounded upwards, if necessary, to the next 1/100 of 1%) determined by the Structuring Agent to be the highest of (i) the interest rate per annum publicly announced from time to time by the Structuring Agent, acting through its Canada branch, as its reference rate in effect on such day at its principal office in Toronto for determining interest rates applicable to commercial loans denominated in Canadian Dollars and made by it in Canada (each change in such reference rate being effective from and including the date such change is publicly announced as being effective); (ii) the Reference Rate for thirty (30) days, plus 1% per annum; and (iii) zero (0); provided that any change in the Canadian Prime Rate due to a change in the publicly announced rate or the Reference Rate shall be effective from and including the effective date of such change in the Reference Rate, respectively, and provided that in the event that the Structuring Agent does not publicly announce a “prime rate”, such rate shall be the average “prime rate” publicly announced by three (3) Schedule I chartered banks in Canada selected by the Structuring Agent.
“CDOR” means on any day, as determined by the Structuring Agent, the average rate for Canadian Dollar one month bankers acceptances for that day which appears on the Bloomberg Screen ALLX CDOR<GO> Page as of 10:00 a.m., Eastern Time on that day and, if such day is not a Business Day, then on the immediately preceding Business Day, and if such rate does not appear on the Bloomberg Screen ALLX CDOR<GO> on any particular Business Day, then CDOR on that day shall be calculated as the average of the thirty (30) day rates applicable to Canadian Dollar denominated bankers’ acceptances quoted by each of the Bank of Montreal and the National Bank of Canada as of 10:00 a.m. Eastern Time on such day; and if such day is not a Business Day, then as quoted by such banks on the immediately preceding Business Day.

“Change in Circumstances Redemption” has the meaning ascribed thereto in Section 2.6(a)(iii).
“Change of Control” means any change of the control of the Issuer or the Seller, as the case may be, where “control” means the power, directly or indirectly, to direct or cause the direction of the management or policies of the Issuer or the Seller, as the case may be, whether through the ability to exercise voting power, by contract or otherwise.
[***]
“Charged-Off Obligor Account” means an Obligor Account that is or is required to be charged-off as uncollectible by the Servicer in accordance with the Credit and Collection Policies, or is no more than 185 days past due, as determined as at the last day of a Collection Period.
“Class A Commitment Amount” has the meaning ascribed thereto in the Note Purchase Agreement.
“Class A Commitment Maturity Date” means December 9, 2024.
“Class A Debt Securities” means the FLEX Series 2021-1 Floating Rate Debt Securities, Class A issued by the Issuer pursuant to the terms hereof.
“Class A Default Rate” has the meaning ascribed to it in the Class A Fee Letter.
“Class A Early Redemption Amount” has the meaning ascribed to it in the Class A Fee Letter.
“Class A Fee Letter” means, the fee letter dated December 9, 2021 between Flexiti Financial Inc., the Issuer, NBC, and Precision Trust in respect of the determination of the Class A Funding Rate, the Class A Default Rate, the Class A Standby Fee Rate, the Class A Early Redemption Amount, the payment of certain costs and expenses, and other matters, as such fee letters may be amended, restated, supplemented, replaced or otherwise modified from time to time; provided that if any amendment, restatement, supplement, replacement or other modification could reasonably be expected to have an adverse effect on the Class B Noteholders, then any such amendment, restatement, supplement, replacement or other modification shall only be effective to the extent that the Class B Noteholders have consented thereto by Extraordinary Resolution of the Class B Noteholders.
“Class A Funding Period” means the period that begins on the Closing Date and ends on the earliest of (a) the Class A Commitment Maturity Date; (b) the occurrence of an Amortization Event.
“Class A Funding Rate” has the meaning ascribed to it in the Class A Fee Letter.
“Class A Increase Amount” means, in respect of each Increase in respect of Class A Debt Securities on any Funding Date, the principal amount by which the Class A Debt Securities are to be increased as specified in the related Funding Request.
“Class A Interest Distribution Amount” means, in respect of a Settlement Period and the related Settlement Date, an amount equal to the sum for each day during such Settlement Period of the product of (a) the outstanding principal amount of the Class A Debt Securities on such day; multiplied by (b) the Class A Interest Rate for such day, divided by (c) 365.
“Class A Interest Rate” means in respect of any Settlement Period and any day during such Settlement Period, (a) prior to the occurrence of a Related Event of Default, the rate, expressed as a percentage, equal to [***}.
“Class A Non-Consenting Noteholder Redemption” has the meaning ascribed thereto in Section 2.6(d)(iii).
“Class A Note O/C Percentage (Non-Prime)” means, [***]

“Class A Note O/C Percentage (Standard)” means, [***]
“Class A Note O/C Percentage (Supplemental)” means, with respect to any Collection Period:
[***]
“Class A Noteholders” means the holders of the Class A Debt Securities, and “Class A Noteholder” means any of them.
“Class A Pool Balance Deficiency” means, at any time, the amount, if any, by which [***]
“Class A Principal Distribution Amount” means (a) prior to the occurrence of an Amortization Event or the Class A Commitment Maturity Date, zero (0); and (b) from and after the occurrence of an Amortization Event or after the Class A Commitment Maturity Date, the lesser of (i) the balance of the Available Amount on such Settlement Date after first making the required distributions under Sections 5.2(a) to (e) and (ii) the amount, if any, required to reduce the outstanding principal amount of the Class A Debt Securities to zero (0).
“Class A Standby Fee Rate” has the meaning ascribed to it in the Class A Fee Letter.
“Class A Target Pool Balance” means, as of any date of determination:
[***]
“Class B Commitment Amount” has the meaning ascribed thereto in the Note Purchase Agreement.
“Class B Commitment Maturity Date” means December 9, 2024.
“Class B Debt Securities” means the FLEX Series 2021-1 Floating Rate Debt Securities, Class B issued by the Issuer pursuant to the terms hereof.
“Class B Default Rate” has the meaning ascribed to it in the Class B Fee Letter.
“Class B Early Redemption Amount” has the meaning ascribed to it in the Class B Fee Letter.
“Class B Fee Letter” means the fee letter dated December 9, 2021 between Flexiti Financial Inc., the Issuer and WF TORCA, Ltd. in respect of the determination of the Class B Funding Rate, the Class B Standby Fee Rate, the Class B Early Redemption Amount, the payment of certain costs and expenses, and other matters, as such fee letter may be amended, restated, supplemented, replaced or otherwise modified from time to time; provided that if any amendment, restatement, supplement, replacement or other modification could reasonably be expected to have an adverse effect on the Class A Noteholders, then any such amendment, restatement, supplement, replacement or other modification shall only be effective to the extent that the Class A Noteholders have consented thereto by Extraordinary Resolution..
“Class B Funding Period” means the period that begins on the Closing Date and ends on the earlies of (a) the Class B Commitment Maturity Date; (b) the occurrence of an Amortization Event.
“Class B Funding Rate” has the meaning ascribed to it in the Class B Fee Letter.
“Class B Increase Amount” means, in respect of each Increase in respect of Class B Debt Securities on any Funding Date, the principal amount by which the Class B Debt Securities are to be increased as specified in the related Funding Request.
“Class B Interest Distribution Amount” means, in respect of a Settlement Period and the related Settlement Date, an amount equal to the sum for each day during such Settlement Period of the product of (a) the outstanding principal amount of the Class B Debt Securities on such day; multiplied by (b) the Class B Interest Rate for such day, divided by (c) 365.

“Class B Interest Rate” means, in respect of any Settlement Period and any day during such Settlement Period, [***].
“Class B Noteholders” means the holders of the Class B Debt Securities, and “Class B Noteholder” means any of them.
“Class B Note O/C Percentage (Non-Prime)” means [***].
“Class B Note O/C Percentage (Standard)” means [***].
“Class B Pool Balance Deficiency” means, at any time, the amount, if any, by which [***]
“Class B Principal Distribution Amount” means (A) prior to the occurrence of an Amortization Event or the Class B Commitment Maturity Date, zero (0); and (B) from and after the occurrence of an Amortization Event or after the Class B Commitment Maturity Date, the Class B Principal Distribution Amount on any Settlement Date shall be the lesser of (i) the balance of the Available Amount on such Settlement Date after first making the required distributions under Sections 5.2(a) to (f) of this Supplemental Indenture and (ii) the amount, if any, required to reduce the outstanding principal amount of the Class B Debt Securities to zero (0).
“Class B Standby Fee Rate” has the meaning ascribed to it in the Class B Fee Letter.
“Class B Target Pool Balance” means the sum of: [***]
“Closing Date” means December 9, 2021.
“Closing Payment” means (a) an Asset Purchase Price; or (b) an Asset Designation Payment, as the case may be.
“Code” has the meaning ascribed thereto in the definition of “FATCA”.
“Collateral Trigger Amortization Event” means, [***]
“Collection Period” means each calendar month.
“Collections” means without duplication (a) in respect of any Series 2021-1 Assigned Obligor Account Assets, all cash collections and other cash proceeds in respect thereof and of the related Rights received after the applicable Asset Purchase Cut-Off Date or Asset Designation Cut-Off Date, as the case may be (including prepayments in respect of such Series 2021-1 Assigned Obligor Account Assets and related Rights which are in respect of periods after the applicable Asset Designation Cut-Off Date or Asset Purchase Cut-Off Date, as the case may be, but made prior to the corresponding Asset Designation Date or Asset Purchase Date, as the case may be) and including the net proceeds of any disposition or re-designation of the related Series 2021-1 Account and any recoveries of such Series 2021-1 Account after it becomes a Charged-Off Obligor Account; and (b) any Deemed Collections in respect of such Series 2021-1 Assigned Obligor Account Assets.
“Commitment Amount” means, in respect of the Series 2021-1 Noteholders, the committed amount of such Series 2021-1 Noteholder in respect of a particular Class of Series 2021-1 Debt Securities, as set forth in Schedule A to the Note Purchase Agreement.
“Commitment Maturity Date” means the Class A Commitment Maturity Date and the Class B Commitment Maturity Date.
“Cost of Funds” means, with respect to any Collection Period, the sum of any interest and fee amounts payable under Sections 5.2(d) and 5.2(e) during such Collection Period.
“COVID-19 Payment Deferral Plan” means a Series 2021-1 Loan which has retained its current status due to the Obligor being permitted to defer minimum payments for 3 cycles as set out in the “Payment Deferral Policy (COVID-19)” in accordance with the Credit and Collection Policies; provided that once such a Series 2021-1 Loan has remained current for at least three (3)

consecutive months, it shall cease to be considered subject to a COVID-19 Payment Deferral Plan.
“Credit and Collection Policies” means the Seller’s written credit, collection and administration policies and procedures relating to its Obligor Accounts and the related Rights, as of July 2021, as provided to the Series 2021-1 Noteholders, as such may be amended, restated, replaced, supplemented or otherwise modified from time to time in accordance with the Series 2021-1 Agreements and the Receivables Sale and Servicing Agreement.
“Credit Score” means the numeric credit score for the Obligor of any Series 2021-1 Loan, as determined by Trans Union of Canada, Inc. or Equifax Canada, or such other credit score mutually agreed between the Issuer and the Series 2021-1 Noteholders of each Class from time to time.
“Current Credit Score” means (a) for Obligor Accounts that were originated 3 or less months prior to the date of determination, the Credit Score of any Obligor at the time of origination of the Obligor Account; and (b) for Obligor Accounts that were originated more than 3 months prior to the date of determination, the Credit Score of any Obligor, as determined by the Servicer in its most recent quarterly review of the applicable Obligor’s Credit Score.
“DBRS” means DBRS Limited and its successors.
“Deemed Collections” means amounts required to be deposited to the Series 2021-1 Collections Account pursuant the Receivables Sale and Servicing Agreement.
“Deferred Asset Purchase Price” has the meaning ascribed thereto in the Receivables Sale and Servicing Agreement.
“Deferred Promotional Plan” means a promotional plan under which the Obligor is not required to make payments in respect of the balance subject to the promotion during the promotional term other than in connection with a monthly minimum payment that may be required under the terms of the promotion, and for the avoidance of doubt does not include an Equal Monthly Payment Plan.
“Dilution Ratio” means [***].
“Dilutions” means, for any Collection Period, the aggregate amount in respect of all Series 2021-1 Loans in Series 2021-1 Obligor Accounts, equivalent to amounts as to which the Obligor thereunder has disputed and Obligor rebates, returns, refunds, billing errors, NSF cheques, fraudulent charges or similar payment reconciliations.
“Discount Rate” means, in respect of a Series 2021-1 Promo Loan, [***] per annum.
“Early Redemption Amount” means the Class A Early Redemption Amount or the Class B Early Redemption Amount, as the case may be.
“Eligible Deposit Account” means a bank account at an Eligible Institution.
“Enhanced Yield” means, with respect to any Collection Period, the sum of [***].
“Equal Monthly Payment Plan” means a promotional plan under which the balance subject to the promotion is charged to the Obligor Account in equal monthly amounts over the promotional term.
“Excess Collections” has the meaning ascribed thereto in Section 5.2.
“Excess Spread Percentage” means, [***]
“Excluded Taxes” means (i) any Taxes imposed on the net income or net profits (including branch profits) of a Series 2021-1 Noteholder (or any assignee of a Series 2021-1 Noteholder) imposed by the jurisdiction (or by any political subdivision or taxing authority thereof) in which such Series 2021-1 Noteholder or assignee is organized or the jurisdiction (or any political subdivision or taxing authority thereof) in which such Series 2021-1 Noteholder’s or assignee’s principal office is located, in each case as a result of a present or former connection between such Series 2021-1 Noteholder or assignee and the jurisdiction or taxing authority imposing the Tax (other than any such connection arising solely from such Series 2021-1 Noteholder or assignee having executed, delivered or performed its obligations or received payment under, or enforced its rights or remedies under the Note Purchase Agreement); (ii) any Taxes imposed on a payment required to be made under the Note Purchase Agreement: to a Person with whom the Issuer or the Seller does not deal at arm’s length (for purposes of the ITA) at the time of such payment; (iii) any Taxes imposed on a Series 2021-1 Noteholder or its assignee by reason of such recipient: (A) being a “specified shareholder” (as defined in subsection 18(5) of the ITA) of the Issuer or the Seller, or (B) not dealing at arm’s length (for the purposes of the ITA) with a “specified shareholder” (as defined in subsection 18(5) of the ITA) of the Issuer or the Seller; and (iv) any United States or Canadian federal withholding taxes imposed under FATCA.
“FATCA” means (a) sections 1471 to 1474 of the US Internal Revenue Code of 1986 (the “Code”) or any associated regulations or other official guidance; (b) any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of paragraph (a) above; or (c) any agreement pursuant to the implementation of paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.
“Final Maturity Date” means in respect of any Series 2021-1 Note, the earlier of (a) the date on which the Series 2021-1 Assets have been fully exhausted and all Collections have been applied in accordance with Article 5; and (b) the date that is one year after the Commitment Maturity Date.
“Final Redemption” has the meaning ascribed thereto in Section 2.6(a).
“Final Redemption Price” has the meaning ascribed thereto in Section 2.6(b)(i).
“Funding Dates” means (a) the Initial Funding Date; and (b) the subsequent funding date following the Closing Date on the Increase Date or Issuance Date, as the case may be, which may be no later than 6 months following the Initial Funding Date, and “Funding Date” means either of them.
“Funding Request” means a request in substantially the form of Schedule C attached to the Note Purchase Agreement.
“General Partner” has the meaning ascribed thereto in the recitals.
“Guarantee” means the performance guarantee and indemnity agreement dated December 9, 2021 between the Guarantor, the Series 2021-1 Noteholders and the Structuring Agent.
“Guarantor” means CURO Group Holdings Corp. and its successors and permitted assigns.
“Hedge Cost” means, on any day, the amount determined by the Structuring Agent as being required in order for the Issuer to execute and enter into all Interest Rate Hedging Agreements provided for in Section 3.1(a)(v).
“Hedge Cost Decrease Amount” has the meaning ascribed thereto in Section 5.3(b).
“Increase” means an increase in the Series 2021-1 Balance in accordance with Section 2.4 of this Supplemental Indenture and the provisions of the Note Purchase Agreement.
“Increase Date” has the meaning ascribed thereto in Section 2.4(a).
“Increased Costs” has the meaning ascribed to it in Section 5.3 of the Note Purchase Agreement.

“Indemnified Taxes” means any Taxes other than Excluded Taxes.
“Indenture Trustee” has the meaning ascribed thereto in the recitals.
“Initial Funding Date” means the initial funding date on the Closing Date.
“Intercreditor Agreement” means (i) the intercreditor agreement re servicer account dated December 3, 2021 between Flexiti Financial Inc., as Servicer, Curo Group Holdings Corp, and TSX Trust Company, as collateral agent, as amended, supplemented, modified, restated or replaced from time to time; and (ii) the accession agreement to the intercreditor agreement re servicer account dated December 9, 2021 between Flexiti Financial Inc., as Servicer, TSX Trust Company, as collateral agent and the Indenture Trustee.
“Interest Rate Hedging Agreements” means any interest rate cap agreements that are required to be entered into pursuant to Section 3.1(a)(v) between the Issuer and Bank of Montreal or National Bank of Canada, from time to time, for the purpose of hedging interest rate risk in connection with the Series 2021-1 Debt Securities.
“Issuance Date” has the meaning ascribed thereto in Section 2.3(a).
“ITA” means the Income Tax Act (Canada).
“Late Collections” means, with respect to any Series 2021-1 Loans, all amounts received thereon during any Collection Period, whether as payments, insurance proceeds or otherwise, which represent collections after the Due Date of the Periodic Payment in respect of such Series 2021-1 Loans due or deemed due on a Due Date in a previous Collection Period, and not previously recovered.
[***]
“Lien” means (i) any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.
“Master Trust Indenture” means the master trust indenture made as of December 9, 2021 between the Issuer, by its general partner, as issuer, the General Partner in its own right, and Computershare Trust Company of Canada, as indenture trustee, as amended, supplemented, modified, restated or replaced from time to time.
“Material Adverse Effect” means any effect upon the business, operations, property or financial or other condition of the Seller, the Servicer or the Issuer or upon the Series 2021-1 Assets, which materially adversely affects the interest of the Issuer, the Indenture Trustee or any Series 2021-1 Noteholders in the Series 2021-1 Assets, the collectability of the Series 2021-1 Assets, the enforceability of the Series 2021-1 Assets or Series 2021-1 Agreements or the ability of the Seller, the Servicer or the Issuer to perform its respective obligations under the Series 2021-1 Agreements to which each is party.
“Merchant Discount Rate” means, in respect of any Series 2021-1 Loan, the discount rate given by the merchant with respect to such Series 2021-1 Loan (substantially in accordance with the terms and conditions of any existing or future agreement with such merchant) at the time of origination of such Series 2021-1 Loan.
“Merchant Recourse Loan” means a [***].
“Monthly Servicer Report” means a monthly report substantially in the form attached as Schedule D, as amended, supplemented, modified, restated or replaced from time to time with the consent of each Series 2021-1 Noteholder, delivered by the Servicer to the Issuer and the Series 2021-1 Noteholders covering the immediately preceding Collection Period, which Monthly Servicer Report shall include a list of the Series 2021-1 Assigned Obligor Account Assets as of the end of the Collection Period to which such Monthly Servicer Report relates.

“Moodys” means Moody’s Investors Services, Inc. and its successors.
“MPG Master Services Agreement” means the amended and restated master services agreement dated June 7, 2018 between Millennium Process Group, Inc. and Flexiti Financial Inc.
“NBC” means National Bank of Canada and its successors and permitted assigns.
“Net Charge-Off Ratio” means, [***].
“Net Charge-Offs” means, [***].
“Net Present Value” means, for any Series 2021-1 Promo Loan, as at any date of determination, the net present value of the aggregate remaining scheduled instalments due from the Obligor under the agreement relating to such Series 2021-1 Promo Loan, calculated using the Discount Rate.
[***]
“Non-Network Spend” means, in respect of any Series 2021-1 Loan, charges that are billed to the applicable Obligor in accordance with the Seller’s customary practice aside from those made to a merchant enrolled with the Seller.
“Nonrecoverable Advances” means any Servicer Advance made in respect of any Series 2021-1 Obligor Account that, as determined by the Servicer in good faith and in its reasonable judgment, will not be ultimately recoverable from Late Collections or any other recovery on or in respect of such Series 2021-1 Obligor Account.
“Note Purchase Agreement” means the Note Purchase Agreement dated December 9, 2021 between the Issuer, the General Partner, the Seller, the Series 2021-1 Noteholders, and the Structuring Agent, as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time as permitted thereunder.
“Obligor” means, in respect of any Obligor Account, a Person obligated to make payments pursuant to such Obligor Account including, where the context permits or requires, any Person obligated to make such payments pursuant to any guarantee or indemnity referred to in clause (e) of the definition of Rights.
[***]
“Optional Redemption” has the meaning ascribed thereto in Section 2.6(d).
“Optional Redemption Price” has the meaning ascribed thereto in Section 2.6(e)(i).
“Outstanding Balance” means, with respect to any Series 2021-1 Loan, as at any date of determination, the unpaid outstanding amount due by the Obligor of such Series 2021-1 Loan.
“Paying Agent” has the meaning ascribed thereto in Section 2.2(l).
[***]
“Permitted Investments” means negotiable instruments or securities represented by instruments in bearer or registered form denominated in Canadian Dollars and maturing on or before the next Settlement Date and having remaining maturities of 30 days or less at the time of investment such that such funds will be available at the close of business on or before the Business Day next preceding the date on which payment of such funds from the Series 2021-1 Accounts is scheduled to be made in respect of the Series 2021-1 Debt Securities, and which evidence:
(a)Obligations issued or fully guaranteed as to both credit and timeliness by the Government of Canada, unsecured debt obligations issued or fully guaranteed by any province of Canada, provided that such obligations have at least the minimum ratings specified below for each rating agency which does rate such obligations;

(i)“R-l (low)” (short term) or “A” (long term) by DBRS;
(ii)“A-1+” (short term) or “AA-” (long term) by S&P; and
(iii)“P-1” (short term) or “Aa3” (long term) by Moodys;
(b)Deposits/Guaranteed Investment Certificates at any Eligible Institution which has at least the minimum ratings specified below for each rating agency which does rate such Eligible Institution:
(i)“R-l (low)” (short term) or “A” (long term) by DBRS;
(ii)“A-1+” (short term) or “AA-” (long term) by S&P; and
(iii)“P-1” (short term) or “Aa3” (long term) by Moodys;
(c)Unsecured debt obligations issued or fully guaranteed by any municipality in Canada, provided that such obligations have at least the minimum ratings specified below for each rating agency which does rate such obligations:
(i)“R-l (low)” (short term) or “A” (long term) by DBRS;
(ii)“A-1+” (short term) or “AA-” (long term) by S&P; and
(iii)“P-1” (short term) or “Aa3” (long term) by Moodys;
(d)Bankers’ acceptances issued or accepted by any Canadian Schedule I bank, provided that such obligations have at least the minimum ratings specified below for each rating agency which does rate such securities:
(i)“R-l (low)” (short term) or “A” (long term) by DBRS;
(ii)“A-1+” (short term) or “AA-” (long term) by S&P; and
(iii)“P-1” (short term) or “Aa3” (long term) by Moodys;
(e)Commercial paper and secured bonds provided that such securities are issued in the Canadian market and have at least the minimum ratings specified below for each rating agency which does rate such securities:
(i)“R-l (low)” (short term) or “A” (long term) by DBRS;
(ii)“A-1+” (short term) or “AA-” (long term) by S&P; and
(iii)“P-1” (short term) or “Aa3” (long term) by Moodys; and
(f)Commercial paper of any Canadian bank-sponsored trust, provided that such securities benefit from the support of a global style liquidity facility from a Canadian Schedule I bank and have at least the minimum ratings specified below for each rating agency which does rate such securities:
(i)“R-l (high)” (short term) by DBRS;
(ii)“A-1+” (short term) by S&P; and
(iii)“P-1” (short term) by Moodys,
provided that:

(a)if any rating agency referred to above changes its name or is the subject of any amalgamation or merger, the Required Rating must be given by the applicable successor thereof;
(b)if any rating agency referred to above ceases to exist or to rate Canadian debt offerings, all of the above references to such agency shall be deemed deleted; and
(c)if any rating agency referred to above changes the designation of its debt rating categories, the above references to such designations shall be deemed amended to refer to the then applicable equivalent of such original rating designation.
“Permitted Liens” means Liens in favour of the Indenture Trustee for the benefit of Specified Creditors granted pursuant to any Series 2021-1 Agreement and Liens for Taxes which are not yet due and for which suitable reserves are maintained by the Seller for payment of such Taxes.
“Person” means an individual, a partnership (including a limited partnership), a corporation, a joint stock company, a trust (including a business trust), a joint venture, an unincorporated association, a board or body established by statute, a government (or any agency or political subdivision thereof), or any other entity.
“Pool Balance” means at any date of determination, with respect to all the Series 2021-1 Loans, or such specified portion of the Series 2021-1 Loans (such as the Series 2021-1 Revolving Loans, Series 2021-1 Promo Loans, Series 2021-1 Eligible Loans, Series 2021-1 Eligible Revolving Loans or Series 2021-1 Eligible Promo Loans, as the case may be), the sum of the aggregate of the Outstanding Balance of all, or such specified portion, of the Series 2021-1 Loans.
“Portfolio Limits” means, as at any date of determination, in respect of the Series 2021-1 Eligible Loans, each of the following conditions: [***]
“Precision Trust” means Precision Trust and its successors and permitted assigns.
“RBC Blocked Account Agreement” means the blocked account agreement dated June 7, 2018 between Flexiti Financial Inc., TSX Trust Company and Royal Bank of Canada, as amended, restated, replaced, supplemented or otherwise modified from time to time.
“Re-Aged” means returning a Series 2021-1 Loan to current status that was delinquent as at the prior month end, in accordance with the Credit and Collection Policies, without collecting the total amount of principal, interest, and fees that are contractually due; provided that once such a Series 2021-1 Loan has remained current for at least twelve (12) consecutive months, it shall cease to be considered “Re-aged”.
“Receivables” means, in respect of any Series 2021-1 Assigned Obligor Account Asset or Series 2021-1 Loan, as the context may require, all moneys payable with respect to such Series 2021-1 Assigned Obligor Account Assets or Series 2021-1 Loans, as the case may be, including all periodic payments of principal and interest, extra charges, fees and penalties and other moneys payable by the related Obligor under such Series 2021-1 Assigned Obligor Account Assets or Series 2021-1 Loans, as the case may be, in accordance with the terms thereof during the period from but excluding the applicable Asset Purchase Cut-Off Date or Asset Designation Cut-Off Date, as the case may be, to the date when all amounts have been paid under such Series 2021-1 Assigned Obligor Account Assets or Series 2021-1 Loans, as the case may be.
“Receivables Eligibility Criteria” means the following criteria in respect of the Series 2021-1 Loans:
(a)the Series 2021-1 Loan (i) is evidenced by a genuine, legal, valid and binding document, instrument or agreement evidencing the payment obligation of the related Obligor, (ii) is enforceable by or on behalf of the holder thereof in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and similar laws relating to creditors’ rights generally and subject to general principles of equity, and (iii) has not been satisfied, subordinated or rescinded and no right of rescission, setoff, counterclaim or defense has been asserted or, to the Seller’s knowledge, threatened;

(b)(i) the Series 2021-1 Loan and the origination and servicing thereof have at all times complied, in all material respects with the Credit and Collection Policies and all Applicable Law, (ii) the sale or assignment of which to the Issuer pursuant to the Receivables Sale and Servicing Agreement, and the granting of a security interest to the Indenture Trustee pursuant to the Series 2021-1 Agreements, do not contravene or conflict with any Applicable Law, or require the consent or approval of, or notice to, any Person other than consent or approvals which have been received or notices which have been given; and (iii) with respect to which no further act, obligation or performance is required to be performed by the Issuer or any other party to complete the Issuer’s acquisition of such Series 2021-1 Loans;
(c)immediately prior to the sale of the Series 2021-1 Loan to the Issuer, the Seller had, and immediately following the acquisition thereof, the Issuer has, good and valid title to such Series 2021-1 Loan free and clear of any Adverse Claim or other encumbrance, Lien or security interest, or any other prior commitment, other than Permitted Liens;
(d)the Series 2021-1 Loan is denominated and payable only in Canadian Dollars, the Obligor was a Canadian resident at the time of origination and the Series 2021-1 Loan was originated in Canada;
(e)[***];
(f)[***];
(g)[***];
(h)[***];
(i)[***];
(j)[***];
(k)[***];
(l)[***]
(m)the interest rate applicable to such Series 2021-1 Loan has a rate of interest not exceeding the maximum rate allowable pursuant to, and expressed in accordance with, Applicable Law in the applicable Province or Territory;
(n)Series 2021-1 Loan has been originated in the ordinary course of the Seller’s business without any fraud or misrepresentation on the part of the Seller or on the part of any Obligor;
(o)each Series 2021-1 Loan is identifiable by reference to the details thereof which are electronically stored in the computer systems of the Servicer at any time and identified as sold by the Seller to the Issuer pursuant to the Receivables Sale and Servicing Agreement;
(p)in respect of which the Obligor thereunder is an individual, and not any other type of Person;
(q)the Series 2021-1 Loan is not a 2-Cycle Delinquent Loan;
(r)which is not in a Charged-Off Obligor Account;
(s)which may be assigned in whole or in part without the consent of the related Obligor;
(t)which is not classified in the Seller’s records as counterfeit, cancelled, fraudulent, stolen or lost; and which does not contain any suspense accounts;

(u)in respect of which, at the time of its sale to the Issuer, (i) the Seller had satisfied all obligations on its part to be fulfilled under the applicable lending agreement, and (ii) the Seller had not taken any action which, or failed to take any action the omission of which, would, at the time of its sale to the Issuer, impair in any material respect the rights of the Issuer therein;
(v)[***]
(w)the Series 2021-1 Loan arises under an Obligor Account which satisfies the Obligor Account Eligibility Criteria.
“Receivables Sale and Servicing Agreement” means the master sale and servicing agreement dated December 9, 2021 among Flexiti Financial Inc., as Seller and Servicer, the Issuer, as purchaser, and the Indenture Trustee, as amended, supplemented, modified, restated or replaced from time to time.
“Records” means, in respect of any Series 2021-1 Account, all contracts (including those evidencing such Series 2021-1 Account), books, records, reports and other documents and information (including, to the extent obtainable by way of existing software controlled by the Seller, hard copies of all data maintained in databases of the Seller, tapes and disks) maintained by or on behalf of the Seller in respect of the Series 2021-1 Assets and the related Obligor.
“Reference Rate” means, on each day, Applicable CDOR for such day.
“Related Event of Default” means each of the events indicated in Section 2.2(n) of this Supplemental Indenture and in Section 8.1(a) of the Master Trust Indenture.
“Related Obligations Secured” has the meaning ascribed thereto in Section 4.1.
“Release Schedule” has the meaning ascribed thereto in Section 2.6(e)(iii).
“Replacement Servicer” means any successor or replacement Servicer as may be appointed to assume the Servicer Obligations in respect of the Series 2021-1 Assigned Obligor Account Asset following the occurrence of a Servicer Termination Event, in accordance with the provisions of the Series 2021-1 Agreements.
“Required Cash Reserve Amount” means on any date, the sum of: [***]
“Required Cash Reserve Deposit Amount” means (a) on any Settlement Date that is not a Funding Date, the amount by which the Required Cash Reserve Amount for such date calculated after giving effect to any payments on such Settlement Date pursuant to Section 5.2 (other than pursuant to Section 5.2(h)) exceeds the amount on deposit in the Series 2021-1 Cash Reserve Account on such date, and (b) on any Settlement Date that is a Funding Date, the amount by which the Required Cash Reserve Amount for such date calculated after giving effect to the Increase exceeds the amount on deposit in the Series 2021-1 Cash Reserve Account on such date.
“Required Rating” means the following minimum ratings: (a) in the case of DBRS, (i) a rating on unsecured short-term indebtedness of “R-1(low)” or higher, (ii) a rating on unsecured long-term indebtedness of “A” or higher, or (iii) a rating on long-term non-bail-inable senior indebtedness of “A” or higher; (b) in the case of Moodys, (i) a rating on unsecured short-term indebtedness of “P-1” or higher, or (ii) a rating on unsecured long-term indebtedness of “A2” or higher, and (c) in the case of S&P, (i) a rating on unsecured short-term indebtedness of “A-1” or higher, (ii) a rating on unsecured long-term indebtedness of “AA” or higher, or (iii) an issuer credit rating of “AA” or higher, and, in the case of investments in money market funds, means a rating of “AAA” from DBRS, “Aaa” from Moodys and “AAA” from S&P when purchased.
“Responsible Officer” means, with respect to an Indenture Trustee, any officer within the corporate trust office, including any vice president, assistant secretary, senior associate, associate, trust officer or any other officer of such Indenture Trustee customarily performing functions similar to those performed by any Person who at the time shall be a designated officer and having direct responsibility for administration of the Master Trust Indenture and this

Supplemental Indenture and also any particular officer to whom any corporate trust matter is referred because of such officer’s knowledge of and familiarity with the particular subject, in each case who, at the time shall be a designated officer and shall have direct responsibility for administration of the Master Trust Indenture and this Supplemental Indenture.
“Restricted Debt Securities” has the meaning ascribed thereto in Section 2.2(o).
“Rights” means, in respect of any Series 2021-1 Assigned Obligor Account Assets, the following:
(a)all rights and benefits accruing to the Seller under such Series 2021-1 Assigned Obligor Account Assets, including all right, title and interest in and to the related Receivables but excluding all rights and benefits excluded in the definition of “Receivables”;
(b)all rights to payments under any insurance policies maintained pursuant to the terms of such Series 2021-1 Assigned Obligor Account Assets;
(c)the benefit of all covenants made by the related Obligor, including all indemnities;
(d)the right of the Seller to ask, demand, sue for, collect, receive and enforce any and all sums payable under the Series 2021-1 Assigned Obligor Account Assets and to enforce all other covenants, obligations, rights and remedies thereunder with respect thereto, except to the extent that the same indemnify against liability to third parties;
(e)all of the right, title and interest of the Seller in, to and under all prepayments made after the applicable Asset Purchase Cut-Off Date or Asset Designation Cut-Off Date, as the case may be, all service and other contracts relating to the Series 2021-1 Assigned Obligor Account Assets, all guarantees, promissory notes and indemnities, payment or reimbursement obligations or guarantees, and other agreements or arrangements of whatsoever character (including all security interests, movable and immovable hypothecs, mortgages of real property and all property subject thereto) from time to time supporting or securing payment or performance of the related Obligor’s obligations in respect of the Series 2021-1 Assigned Obligor Account Assets, whether pursuant to the Series 2021-1 Assigned Obligor Account Assets or otherwise;
(f)the related Records; and
(g)all amendments, renewals and proceeds of or relating to any of the foregoing.
“S&P” means S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC, and its successors.
“Seller Note” means the limited recourse unsecured demand promissory note, substantially in the form of Schedule F and issued by the Issuer to evidence the unpaid balance of the purchase price for the Assigned Obligor Account Assets determined in accordance with the terms of the Master Trust Indenture.
“Series 2021-1 Accounts” means collectively, the Series 2021-1 Collections Account and the Series 2021-1 Cash Reserve Account.
“Series 2021-1 Agreements” means the Master Trust Indenture, the Receivables Sale and Servicing Agreement, the RBC Blocked Account Agreement, the Intercreditor Agreement, any Series 2021-1 Sale and Servicing Supplement, any Series 2021-1 Sale and Servicing Québec Assignment, any Series 2021-1 Designation and Servicing Supplement, the Guarantee, this Supplemental Indenture, the Note Purchase Agreement, the Backup Servicing Agreement, the Blocked Account Agreements, the Class A Fee Letter, the Class B Fee Letter, the Subordinated Loan Agreement, and the Interest Rate Hedging Agreements, and any ancillary documents thereto entered into by the Issuer, to the extent relevant and applicable to the Series 2021-1 Debt Securities and the Series 2021-1 Assets.
“Series 2021-1 Assets” means, collectively, the Series 2021-1 Loans, the related Rights including Collections, and all proceeds of the foregoing.

“Series 2021-1 Assigned Obligor Account Assets” means the Obligor Account Assets sold to the Issuer pursuant to Series 2021-1 Sale and Servicing Supplements under the Receivables Sale and Servicing Agreement or designated by the Issuer pursuant to Series 2021-1 Designation and Servicing Supplements under the Receivables Sale and Servicing Agreement, and “Series 2021-1 Assigned Obligor Account Asset” means any of them.
“Series 2021-1 Balance” means, at any date of determination, the aggregate outstanding principal amount of the Series 2021-1 Debt Securities.
“Series 2021-1 Cash Reserve Account” means the Eligible Deposit Account in the name of the Issuer at the Account Bank, transit number 14171, account number 1194928, or such other Eligible Deposit Account in the name of the Issuer as is designated by the Issuer by notice to the Servicer and the Indenture Trustee as the Series 2021-1 Cash Reserve Account for the purposes hereof.
“Series 2021-1 Class A Debt Securities” means the class of notes to be known as the “FLEX Series 2021-1 Floating Rate Debt Securities, Class A” issued hereunder, and “Series 2021-1 Class A Debt Security” means any of them.
“Series 2021-1 Class B Debt Securities” means the class of notes to be known as the “FLEX Series 2021-1 Floating Rate Debt Securities, Class B” issued hereunder, and “Series 2021-1 Class B Debt Security” means any of them.
“Series 2021-1 Collateral” has the meaning ascribed thereto in Section 4.1.
“Series 2021-1 Collections Account” means the Eligible Deposit Account in the name of the Issuer at the Account Bank, transit number 14171, account number 1194820, or such other Eligible Deposit Account in the name of the Issuer as is designated by the Issuer by notice to the Servicer and the Indenture Trustee as the Series 2021-1 Collections Account for the purposes hereof.
“Series 2021-1 Debt Securities” means, collectively, the Class A Debt Securities and the Class B Debt Securities.
“Series 2021-1 Designation and Servicing Supplement” means a Series 2021-1 Designation and Servicing Supplement, pursuant to the Receivables Sale and Servicing Agreement, among the Issuer, the Seller, the Servicer, the General Partner in its own right, the Indenture Trustee and, in the case of a Series 2021-1 Designation and Servicing Supplement entered into in connection with either (i) the Issuance Date that is the Initial Funding Date, or (ii) an Increase Date, the Series 2021-1 Noteholders, as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time as permitted thereunder.
“Series 2021-1 Eligible Loans” means, collectively, Series 2021-1 Loans with respect to which the Receivables Eligibility Criteria specified herein are satisfied as of the applicable date of determination, and “Series 2021-1 Eligible Loan” means any of them.
“Series 2021-1 Eligible Obligor Accounts” means the Series 2021-1 Obligor Accounts with respect to which the Obligor Accounts Eligibility Criteria specified herein are satisfied as of the applicable date of determination and “Series 2021-1 Eligible Obligor Account” means any of them.
“Series 2021-1 Eligible Promo Loans” means, collectively, Series 2021-1 Promo Loans with respect to which the Receivables Eligibility Criteria specified herein, including those applicable to Series 2021-1 Promo Loans, are satisfied as of the applicable date of determination, and “Series 2021-1 Eligible Promo Loan” means any of them.
“Series 2021-1 Eligible Revolving Loans” means, collectively, Series 2021-1 Revolving Loans with respect to which the Receivables Eligibility Criteria specified herein, including those applicable to Series 2021-1 Revolving Loans, are satisfied as of the applicable date of determination, and “Series 2021-1 Eligible Revolving Loan” means any of them.

“Series 2021-1 Loans” means the loans made to Obligors in specified Series 2021-1 Eligible Obligor Accounts, which for the avoidance of doubt, includes Series 2021-1 Promo Loans and Series 2021-1 Revolving Loans.
“Series 2021-1 Non-Prime Loans” means, collectively, Series 2021-1 Loans in respect of which, at its origination date, the Obligor has a Current Credit Score of [***].
“Series 2021-1 Noteholders” means, collectively, the Class A Noteholders and the Class B Noteholders, and “Series 2021-1 Noteholder” means any of them.
“Series 2021-1 Obligor Accounts” means the Obligor Accounts under which the Obligor Account Assets are sold to the Issuer pursuant to Series 2021-1 Sale and Servicing Supplements or are designated by the Issuer pursuant to Series 2021-1 Designation and Servicing Supplements under the Receivables Sale and Servicing Agreement, and “Series 2021-1 Obligor Account” means any of them.
“Series 2021-1 Promo Loans” means, collectively, Series 2021-1 Loans that are, as of any date of determination, subject to a plan, program or promotion, and consequently are not Series 2021-1 Revolving Loans, and (for the avoidance of doubt) are not Charged-Off Obligor Accounts, and “Series 2021-1 Promo Loan” means any of them.
“Series 2021-1 Revolving Loans” means, collectively, all Series 2021-1 Loans that, as of any date of determination, relate to an extension of credit to an Obligor that is not subject to a plan, program or promotion, including any outstanding balance owing for a promotion that is no longer subject to a promotion after the promotional expiry date or current amount due date, or after a promotion has been terminated or has expired without the full amount owing being paid, and that are subject to interest (whether or not a grace period applies pursuant to the loan arrangement with the Obligor), and “Series 2021-1 Revolving Loan” means any of them.
“Series 2021-1 Sale and Servicing Supplement” means a Series 2021-1 Sale and Servicing Supplement, pursuant to the Receivables Sale and Servicing Agreement, among the Issuer, the Seller, the Servicer, the General Partner in its own right, the Indenture Trustee and, in the case of a Series 2021-1 Sale and Servicing Supplement entered into in connection with either (i) the Issuance Date that is the Initial Funding Date, or (ii) an Increase Date, the Series 2021-1 Noteholders, as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time as permitted thereunder.
“Series 2021-1 Sale and Servicing Québec Assignment” means a Series 2021-1 Sale and Servicing Québec Assignment, pursuant to the Receivables Sale and Servicing Agreement, among the Issuer, the Seller, the General Partner in its own right, and the Indenture Trustee, as the same may be further amended, restated, supplemented, replaced or otherwise modified from time to time as permitted thereunder.
"Servicer" means (i) as at the Closing Date, the Initial Servicer, and (ii) if the Initial Servicer has been terminated, the Replacement Servicer.
“Servicer Advances” has the meaning ascribed to it in the Receivables Sale and Servicing Agreement.
“Servicer Obligations” means the obligations of the Servicer to service the Series 2021-1 Assets set forth in the Receivables Sale and Servicing Agreement, in any Series 2021-1 Sale and Servicing Supplement and any Series 2021-1 Designation and Servicing Supplement, as the case may be, in the Note Purchase Agreement, or, in the case of a Replacement Servicer, the obligations of the Replacement Servicer under the replacement servicing agreement entered into by the Replacement Servicer in connection with its appointment as Replacement Servicer.
“Servicer Termination Events” means any of the following in connection with the Series 2021-1 Debt Securities, and “Servicer Termination Event” means any one of them:
(a)the Servicer fails to make any payment or deposit to be made by it under the Receivables Sale and Servicing Agreement or any other Series 2021-1 Agreement within two (2) Business Days after the date such payment or deposit is required to be made;

(b)the Servicer fails to observe or perform any of its covenants or obligations contained in the Receivables Sale and Servicing Agreement or any other Series 2021-1 Agreement (other than those obligations referred to in paragraph (a) above) and such failure remains unremedied for twenty-five (25) days after the earlier of (A) the Servicer becoming aware of such failure, and (B) written notice of such failure being given to the Servicer by the Purchaser or the Indenture Trustee; provided that such cure period shall only be applicable if the Servicer is proceeding with all due diligence to cure or cause to be cured such failure and its proceedings can be reasonably expected to cure or cause to be cured such failure within such period;
(c)any representation or warranty made by the Servicer in or pursuant to any Series 2021-1 Agreement proves to have been false or incorrect when made in any material respect and such incorrectness shall not have been remedied within twenty-five (25) days after the earlier of (A) the Servicer becoming aware of such incorrectness, and (B) the Purchaser or the Indenture Trustee giving notice of such incorrectness to the Servicer; provided that such cure period shall only be applicable if the Servicer is proceeding with all due diligence to cure or cause to be cured such incorrectness and its proceedings can be reasonably expected to cure or cause to be cured such incorrectness within such period;
(d)the taking of possession by an encumbrancer of assets of the Servicer (other than solely to perfect a security interest therein) or the levying or enforcement of a distress or execution or any similar process against assets of the Servicer if unsatisfied for such period as to permit a sale or other disposition of such assets to occur, which would have a Material Adverse Effect;
(e)the Servicer (i) is unable to pay its debts as they fall due, or shall admit in writing its inability to pay its debts generally; or (ii) makes a general assignment for the benefit of creditors or a proposal under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or a similar law of any applicable jurisdiction; or (iii) any proceedings shall be instituted by or against it, as the case may be, seeking to adjudicate it as bankrupt or insolvent or seeking liquidation, dissolution, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief or protection of insolvent debtors, or seeking the entry of an order for relief by the appointment of a receiver, trustee, custodian or similar official for its or a substantial part of its property and, if such proceeding or action has been instituted against the Servicer, while being contested in good faith by Servicer, such proceeding or action has not been stayed or dismissed within thirty (30) days; or (iv) a receiver, trustee, custodian or other similar official is appointed for it or any substantial part of its property, or a receiver is privately appointed in respect of all or a substantial part of the assets of the Servicer; or (v) the Servicer takes any corporate action to authorize any of the actions described above;
(f)the Servicer enters into any corporate re-organization, amalgamation or corporate arrangement, except where the surviving entity is the Servicer; or the Servicer sells, assigns, transfers, conveys, leases, licences or otherwise disposes of all or substantially all of its assets, and such disposition could reasonably be expected to have a Material Adverse Effect, and for the avoidance of doubt, any such corporate re-organization, amalgamation or corporate arrangement or assignment, transfer or disposal is in connection with a Change of Control, which has been consented to by the Indenture Trustee (acting at the written direction of (i)(A) each Class A Noteholder, if there are less than three (3) Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Series 2021-1 Class A Debt Securities, if there are three (3) or more Class A Noteholders, and (ii) the holders of the Series 2021-1 Class B Debt Securities);
(g)[***];
(h)[***];
(i)[***];

(j)[***]; and
(k)the Backup Servicing Agreement shall at any time cease to be in full force and effect and a replacement backup servicing agreement is not entered into.
“Settlement Date” means, in respect of a Collection Period, the 15th Business Day of the calendar month following such Collection Period or any other day as agreed to in writing by the Series 2021-1 Noteholders.
“Settlement Date Amount” has the meaning ascribed thereto in Section 5.2.
“Settlement Period” means, in respect of a Settlement Date, the period commencing on and including the immediately preceding Settlement Date to but excluding the current Settlement Date, provided that the first Settlement Period shall commence on and include the Closing Date and the final Settlement Date shall end on and exclude the date that is sixty-six (66) months after the Final Maturity Date.
“Structuring Agent” means National Bank of Canada, acting in its capacity as Structuring Agent under the Note Purchase Agreement.
“Subordinated Lender” means the Seller, in its capacity as lender under the Subordinated Loan Agreement.
“Subordinated Loan Agreement” means the subordinated loan agreement made as of December 9, 2021 between the Subordinated Lender and the Issuer, the proceeds of which shall be used to fund the issuance expenses of the Series 2021-1 Debt Securities, as the same may be amended, supplemented, modified, restated or replaced from time to time.
“Supplemental Cash Reserve Account Funding Amount” means, [***]
“Supplemental Indenture” means this Supplemental Indenture, which is a Related Supplement for the Series 2021-1 Debt Securities, together with the schedules hereto, as amended, supplemented, modified, restated or replaced from time to time, together with all schedules hereto and the expressions “hereof”, “herein”, “hereto”, “hereunder”, “hereby” and similar expressions refer to this Supplemental Indenture and not to any Article, Section, paragraph, subparagraph or clause hereof.
[***]
[***]
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any governmental authority, including any interest, additions to tax or penalties applicable thereto.
“U.S. Securities Act” means the U.S. Securities Act of 1933, as amended.
“Unrestricted Notes” has the meaning ascribed thereto in Section 2.2(o).
“Weekly Report” means a weekly report delivered by the Servicer on the Weekly Reporting Date covering the immediately preceding Weekly Reporting Period, substantially in the form attached as Schedule E, as amended, supplemented, modified, restated or replaced from time to time with the consent of each Series 2021-1 Noteholder.
“Weekly Reporting Cut-Off Date” means the Sunday of each week.
“Weekly Reporting Date” means the Friday following each Weekly Reporting Cut-Off Date or, if such day is not a Business Day, the next following Business Day.
“Weekly Reporting Period” means the period from and including Monday to and including the Weekly Reporting Cut-Off Date.

“Yield” means, with respect to any Collection Period, an amount equal to the sum of the aggregate of all interest charges, fee charges and all other ancillary revenue for such Collection Period.
“Yield Supplement” means, [***]
1.2Interpretation
Subject to the next following sentences, this Supplemental Indenture is supplemental to the Master Trust Indenture and the Master Trust Indenture shall be read in conjunction with this Supplemental Indenture and all of the provisions of the Master Trust Indenture shall apply to and shall have effect in connection with this Supplemental Indenture in the same manner as if all of the provisions of the Master Trust Indenture and of this Supplemental Indenture were contained in one instrument. This Supplemental Indenture shall, unless the context otherwise requires, be subject to the interpretative provisions contained in Article 1 of the Master Trust Indenture. Solely in respect of the Series 2021-1 Debt Securities, if any terms of the Master Trust Indenture are inconsistent with the express terms or provisions hereof, the terms and provisions of the Master Trust Indenture shall be amended and supplemented so as to be consistent herewith. The provisions of this Supplemental Indenture are applicable only in respect of the Series 2021-1 Debt Securities and not the Debt Obligations of any other Series.
1.3Application of this Supplemental Indenture
With respect to the Series 2021-1 Debt Securities only, the terms of the Master Trust Indenture are amended, supplemented, modified, restated and replaced to the extent applicable by the terms of this Supplemental Indenture in respect of the Series 2021-1 Debt Securities in accordance with Section 1.2 above.
Article 2
PRINCIPAL TERMS
1.1Creation of Series 2021-1 Debt Securities
There is hereby created a Series of Debt Securities to be issued pursuant to the Master Trust Indenture and this Supplemental Indenture in two (2) Classes and designated as the “FLEX Series 2021-1 Floating Rate Debt Securities, Class A” and the “FLEX Series 2021-1 Floating Rate Debt Securities, Class B”, respectively.
1.2Principal Terms
The Principal Terms of the Series 2021-1 Debt Securities are as follows:
(a)Designation of Series 2021-1 Debt Securities. The designation of each Class of Series 2021-1 Debt Securities shall be as set out in Section 2.1. Each Series 2021-1 Note shall have the attributes specified herein, and recourse to the Series 2021-1 Collateral as set out in Article 5.
(b)Principal Amount of the Series 2021-1 Debt Securities. The maximum aggregate principal balance of the Class A Debt Securities outstanding at any time shall not exceed the Class A Commitment Amount and the maximum aggregate principal balance of the Class B Debt Securities outstanding at any time shall not exceed the Class B Commitment Amount. The Series 2021-1 Debt Securities shall, notwithstanding any provision of the Master Trust Indenture, (A) be decreased in principal amount by the amount of any principal payment made thereon on any Settlement Date; and (B) be increased in principal amount by the amount of any principal increases made thereon on any Increase Date or otherwise as provided in the Note Purchase Agreement. Principal shall be repayable on the Series 2021-1 Debt Securities in accordance with Article 5 hereof, provided however, that prior to a Related Event of Default, principal shall only be repayable on the Series 2021-1 Debt Securities to the extent of amounts allocated and available for distribution pursuant to Article 5.

(c)Form of Debt Securities. The Series 2021-1 Debt Securities are to be issued as Definitive Debt Obligations. The Series 2021-1 Debt Securities shall be in registered form and may be issued from time to time in Canadian Dollars and shall (A) be dated the respective Issuance Date thereof; and (B) be substantially in the forms of the Series 2021-1 Debt Securities set forth in Schedule A and Schedule B, respectively, with such appropriate insertions, omissions, substitutions and variations as may be approved by the Issuer and with such appropriate insertions, omissions, substitutions and variations as are required pursuant to applicable Canadian securities laws; (C) bear such distinguishing letters and numbers as the Indenture Trustee shall approve, such approval to be conclusively evidenced by the certification of the Series 2021-1 Debt Securities by the Indenture Trustee.
(d)Date and Terms of Series 2021-1 Debt Securities. Each Series 2021-1 Note shall be dated the date of its certification by the Indenture Trustee. The terms of the Series 2021-1 Debt Securities set forth in Schedule A and Schedule B are part of the terms of this Supplemental Indenture. The “Series Issuance Date” for the Series 2021-1 Debt Securities shall be the Closing Date.
(e)Minimum Amounts. Subject to applicable securities laws, the Series 2021-1 Debt Securities shall be issued in minimum denominations of $1 and in integral multiples of $1 thereafter, provided, however, the Class B Debt Securities shall be issued in minimum denominations of $100,000 and in integral multiples of $1 thereafter.
(f)Final Maturity Date. The Series 2021-1 Debt Securities shall mature and become due and payable on the Final Maturity Date. No payment of principal in respect of the Series 2021-1 Debt Securities or any other amounts owing thereunder will be payable after the date which is sixty-six (66) months after the Final Maturity Date.
(g)Interest. Interest on each Class A Note shall accrue at the applicable Class A Interest Rate. Interest on each Class B Note shall accrue at the applicable Class B Interest Rate. Interest shall be calculated and payable monthly in arrears on each Settlement Date for the relevant Settlement Period, subject to the availability of funds allocated for such payment in accordance with Article 5 hereof and the terms of the Series 2021-1 Debt Securities. As provided in the Master Trust Indenture, interest on each Series 2021-1 Note shall cease to accrue from the date which is sixty-six (66) months after the Final Maturity Date thereof, upon due surrender thereof for payment on or after such date, unless such payment is improperly withheld or refused in which case interest shall be payable on overdue amounts at the same rate both before and after default and judgment.
(h)CDOR Discontinuance. If the Structuring Agent has determined that CDOR has been discontinued and an alternative reference rate has been selected by a central bank, reserve bank, monetary authority or any similar institution (including any committee or working group thereof), or identified through any other applicable regulatory authority or legislative action or guidance, that is consistent with accepted market practice, the Structuring Agent will use such alternative rate as a substitute for CDOR. As part of such substitution, the Structuring Agent will make such adjustments to such alternative rate or the spread thereon, as well as the business day convention, determination dates and related provisions and definitions, in each case that are consistent with accepted market practice or applicable regulatory or legislative action or guidance for the use of such alternative rate, as determined by the Structuring Agent. If, with respect to any Settlement Period or other applicable calculation period, the Structuring Agent determines that CDOR has been discontinued, but there is no clear market consensus as to whether any rate has replaced CDOR in customary market usage, the Structuring Agent may, with the consent of the Series 2021-1 Noteholders and in consultation with the Issuer, as evidenced by a written instrument, determine the alternative rate and make any adjustments thereon, which determinations will be binding on the parties hereto, and use such alternative rate as a substitute for CDOR. If the Structuring Agent is unable to determine an alternative rate in accordance with either of the foregoing methods, then each Series 2021-1 Noteholder shall determine its own alternative rate as a substitute for CDOR, provided that such alternative rate shall only be used for purposes of calculating the interest payable to such Series 2021-1 Noteholder, and shall not be used for purposes of calculating the interest payable to any other Series 2021-1 Noteholder.

(i)Payments. Payments on the Series 2021-1 Debt Securities shall be made monthly in arrears on each Settlement Date during the term of the Series 2021-1 Debt Securities, commencing on January 24, 2022.
(j)Language and Currency. The Series 2021-1 Debt Securities shall be denominated in Canadian Dollars and the Series 2021-1 Debt Securities may be in the English language or the English and the French languages.
(k)Method for Allocating Principal and Interest. The payments of principal and interest on the Series 2021-1 Debt Securities shall be made in accordance with Article 5.
(l)Paying Agent. Flexiti Financial Inc., or any replacement or co-agent appointed pursuant to Section 7.1.
(m)Note Registrar. Computershare Trust Company of Canada, or any replacement appointed pursuant to the terms of the Indenture.
(n)Related Events of Default. Additional Related Events of Default in respect of the Series 2021-1 Debt Securities shall be:
(i)the Issuer fails to pay any amount due on any of the Series 2021-1 Debt Securities when the same becomes due and payable and such failure continues for a period of two (2) Business Days after the date on which written notice of such failure, requiring the same to be remedied, has been given to the Issuer by the Indenture Trustee or by any holder of Series 2021-1 Debt Securities;
(ii)the Issuer or the General Partner defaults in the performance of any covenant contained in the Master Trust Indenture or this Supplemental Indenture (other than a default as described in paragraph (i) above, which is addressed therein) or any other Series 2021-1 Agreement, and such default in performance could reasonably be expected to have a material adverse effect on the ability of the Issuer to satisfy its obligations under the Series 2021-1 Debt Securities (such material adverse effect to be determined without reference to any available Credit Enhancement) and continues to be unremedied for a period of twenty-five (25) days after notice thereof is given in writing by the Indenture Trustee or by any holder of Series 2021-1 Debt Securities specifying the nature of the default and requiring that it be remedied, provided that such twenty-five (25) day grace period shall only be applicable if (i) the Issuer or the General Partner, as the case may be, is proceeding with all due diligence to cure or cause to be cured such failure; (ii) its proceedings can be reasonably expected to cure or cause to be cured such failure within such period; and (iii) the Issuer or the General Partner, as the case may be, shall thereafter cure or cause to be cured such failure with all due diligence and within such period;
(iii)any representation or warranty made by the Issuer or the General Partner (or any of their agents) in or pursuant to the Master Trust Indenture, this Supplemental Indenture, the other Series 2021-1 Agreements or any other document or instrument delivered hereunder or thereunder proves to have been incorrect when made, and such incorrect representation or warranty could reasonably be expected to have a material adverse effect on the ability of the Issuer to satisfy its obligations under the Series 2021-1 Debt Securities (such material adverse effect to be determined without reference to any available Credit Enhancement) and continues to be unremedied for a period of twenty-five (25) days after delivery by the Indenture Trustee or by any holder of Series 2021-1 Debt Securities, of written notice thereof to the Issuer specifying the nature of the incorrectness and requiring that it be remedied, provided that such twenty-five (25) day grace period shall only be applicable if (i) the Issuer or the General Partner, as the case may be, is proceeding with all due diligence to cure or cause to be cured such failure; (ii) its proceedings can be reasonably expected to cure or cause to be cured such failure within such period; and (iii) the Issuer or the General Partner, as the case may be, shall thereafter cure or cause to be cured such failure with all due diligence and within such period;

(iv)[***];
(v)[***]; and
(vi)[***],
provided that, notwithstanding the foregoing, if there is a Related Event of Default under Subsection 2.2(n)(vi) but (A) the Class A Non-Consenting Noteholder is replaced pursuant to Section 6.2 of the Note Purchase Agreement; or (B) the Notes of the non-consenting Series 2021-1 Noteholder(s) have been redeemed in full pursuant to a Change of Control Redemption, then the Related Event of Default shall be considered to be cured.
(o)Transfer of Debt Securities. The certificates representing the Class A Debt Securities or the Class B Debt Securities, as applicable, which are sold to purchasers resident in the United States shall initially bear the legend and be subject to the restrictions on transfer described herein (together, the “Restricted Debt Securities”). If, at any time, a beneficial holder of an interest in the Restricted Debt Securities wishes to transfer its interest therein to a Person permitted to take delivery thereof in the form of an interest in a Class A Note or the Class B Note, as applicable, that is not subject to such restrictions (the “Unrestricted Note”), the Indenture Trustee shall reduce the outstanding principal amount of such Restricted Debt Securities by such amount and increase the outstanding principal amount of the Unrestricted Note into which such Person’s interest in the Class A Debt Securities or the Class B Debt Securities, as applicable, is transferred by a corresponding amount. Any beneficial interest in the Restricted Debt Securities that is transferred to a Person that takes delivery in the form of a beneficial interest in the Unrestricted Note will, upon transfer, cease to be an interest in the Restricted Debt Securities and will become an interest in the Unrestricted Note.
(p)Taxation. All amounts payable (whether in respect of principal, interest or otherwise) in respect of the Series 2021-1 Debt Securities by or on behalf of the Issuer will be paid free and clear of and without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Canada, any province or territory or political subdivision thereof or any authority or agency therein or thereof having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law or the interpretation or administration thereof. In that event:
(i)the Issuer, or the Paying Agent on its behalf, shall make any such deductions or withholdings;
(ii)the Issuer, or the Paying Agent on its behalf, shall pay forthwith the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with Applicable Law and will provide to the Series 2021-1 Noteholders copies of such forms as are required to be provided to such authority evidencing the payment by the Issuer; and
(iii)the Issuer will pay such additional amounts as may be necessary in order that the net amounts received by the holder after such withholding or deduction shall equal the respective amounts of principal and interest which would have been received in respect of the Series 2021-1 Debt Securities in the absence of such withholding or deduction; except that no additional amounts shall be payable with respect to any payment in respect of any Series 2021-1 Debt Securities that is an Excluded Tax, provided, for the avoidance of doubt but subject to Article 7, that (while the Paying Agent is assisting the Issuer in performing administrative obligations in connection with payments on the Series 2021-1 Debt Securities in accordance with payments on the Series 2021-1 Debt Securities in accordance with the appointment pursuant to Section 7.1) the Paying Agent shall not be responsible for any withholding tax obligations which may apply in connection with the Series 2021-1 Debt Securities since these are legal obligations of the Issuer. If the Indenture Trustee or Paying Agent is notified by any Series 2021-1 Noteholder that the Issuer is required by Applicable Law to deduct or withhold, or a Series 2021-1 Noteholder shall be required to pay, any Indemnified Taxes from or in respect of any sum payable by the Issuer to a Series 2021-1 Noteholder hereunder or under any other Series 2021-1 Agreement and the consummation and performance of the transactions contemplated hereby or thereby, then the Indenture Trustee or Paying Agent, as the case may be, shall notify the Issuer.
1.3Issuance of the Series 2021-1 Debt Securities
(a)The Series 2021-1 Debt Securities may be issued, in the aggregate up to the Commitment Amounts, on the Initial Funding Date (an “Issuance Date”) for the purposes of funding an Asset Purchase and/or Asset Designation of Series 2021-1 Assigned Obligor Account Assets in accordance with the Receivables Sale and Servicing Agreement pursuant to the delivery of an Asset Purchase Notice or an Asset Designation Notice by the Seller to the Issuer.
(b)On each Issuance Date, the proceeds of the issuance of the Series 2021-1 Debt Securities on such date shall be applied:
(i)first, by deposit to the Series 2021-1 Cash Reserve Account in an amount equal to the Required Cash Reserve Deposit Amount in connection with such Asset Purchase and/or Asset Designation;
(ii)second, as payment of the Closing Payment in respect of any related Asset Purchase and/or Asset Designation, as the case may be, pursuant to the Receivables Sale and Servicing Agreement and the applicable Series 2021-1 Sale and Servicing Supplement or Series 2021-1 Designation and Servicing Supplement, as applicable; and
(iii)third, to the Seller in reduction of any Deferred Asset Purchase Price.
(c)Prior to the initial issuance of a Series 2021-1 Note the Issuer shall have complied with the conditions specified in Section 2.3 and 2.4 of the Master Trust Indenture and the Indenture Trustee and each Series 2021-1 Noteholder shall have received from the Issuer the following documents, in form and substance satisfactory to each of the Series 2021-1 Noteholders:
(i)copies of all Related Program Agreements which the Issuer and all other parties shall have entered into;
(ii)a certificate from an officer of the General Partner certifying (A) the names and signatures of the officers of the General Partner authorized to sign each Series 2021-1 Agreement to which the General Partner in its own right and on behalf of the Issuer is a party, and (B) certain corporate matters of the General Partner in its own right and on behalf of the Issuer;
(iii)reports showing the results of searches conducted against the General Partner and the Issuer under applicable personal property security registers in the provinces where the Series 2021-1 Assets are located, together with executed copies of all discharges or releases of prior security interests relating to the Series 2021-1 Assets; provided that the Issuer may establish that any particular registration does not affect any such Series 2021-1 Assets by delivering a letter or acknowledgement signed by the applicable secured party;
(iv)a copy of verification statements or other filings filed in the provinces where the Series 2021-1 Assets are located that are sufficient to perfect or render opposable the interests of the Indenture Trustee on behalf of the Series 2021-1 Noteholders in the Series 2021-1 Assets;
(v)executed copies of all discharges and releases, if any, necessary to discharge or release all security interests and other rights or interests of any Person in the Series 2021-1 Assets, previously granted by or through the Issuer and which could constitute a Security Interest, together with, where applicable, copies of the relevant financing change statements or other discharge statements with the registration particulars stamped thereon;
(vi)a favourable opinion or opinions addressed to the Indenture Trustee, the Series 2021-1 Noteholders and the Structuring Agent, in form and substance satisfactory to each of the Series 2021-1 Noteholders, from counsel to the Seller, the Issuer, the General Partner and (in the case of (i) only) the Guarantor in the jurisdiction of formation of each such party and in each jurisdiction specified by a Series 2021-1 Noteholder as is relevant, including an opinion or opinions as to: (i) existence, good standing, due authorization, execution, enforceability, no filing with or consent of government authorities and no conflict with documents or Applicable Laws; (ii) the validity and perfection of the Security Interests created by the Indenture; (iii) the validity and perfection of the transfers under a Series 2021-1 Sale and Servicing Supplement; (iv) true sale matters in respect of the Series 2021-1 Assets; (v) compliance with applicable securities laws with respect to issuance of Series 2021-1 Debt Securities; (vi) Quebec universality matters with respect to a Series 2021-1 Sale and Servicing Supplement; (vii) due issuance of the Series 2021-1 Debt Securities; and (vii) bankruptcy remoteness matters and non-consolidation matters; and
(vii)evidence that each of the conditions set out in Section 7.1 of the Receivables Sale and Servicing Agreement have been satisfied and not waived.
1.4Increases of the Series 2021-1 Debt Securities
(a)To the extent that on the Issuance Date that is the Initial Funding Date, the Series 2021-1 Debt Securities are not issued in a principal amount that is the full Commitment Amount, the outstanding principal amount of the Series 2021-1 Debt Securities may be increased up to their respective Commitment Amounts on a single Funding Date subsequent to the Initial Funding Date (such day, the “Increase Date”) only for the purposes of funding an Asset Purchase and/or Asset Designation of Series 2021-1 Assigned Obligor Account Assets in accordance with the Receivables Sale and Servicing Agreement and Series 2021-1 Sale and Servicing Supplement or Series 2021-1 Designation and Servicing Supplement, as applicable, in each case, in connection with the delivery of an Asset Purchase Notice or an Asset Designation Notice by the Seller to the Issuer or for the purpose of reducing the Deferred Asset Purchase Price (an “Increase”).
(b)On each Increase Date, the Aggregate Increase Amount of the Series 2021-1 Debt Securities outstanding on such date shall be applied:
(i)first, by deposit to the Series 2021-1 Cash Reserve Account in an amount equal to the Required Cash Reserve Deposit Amount in connection with such Asset Purchase and/or Asset Designation;
(ii)second, as payment of the Closing Payment in respect of any related Asset Purchase and/or Asset Designation, as the case may be, pursuant to the Receivables Sale and Servicing Agreement and Series 2021-1 Sale and Servicing Supplement or Series 2021-1 Designation and Servicing Supplement, as applicable; and
(iii)third, to the Seller in reduction of any Deferred Asset Purchase Price.
(c)On each Increase Date, the Aggregate Increase Amount of the Series 2020-1 Debt Securities outstanding on such date shall be paid by the applicable Series 2021-1 Noteholders.
1.5Conditions Precedent to Issuances or Increases
(a)Prior to issuance of a Series 2021-1 Note, including the initial Issuance, or the Increase of any Series 2021-1 Debt Securities, the Issuer shall have complied with the following in form and substance satisfactory to each of the Series 2021-1 Noteholders:

(i)each of the Series 2021-1 Noteholders shall have received an executed Funding Request no later than two (2) Business Days prior to the applicable Issuance Date or Increase Date;
(ii)all conditions precedent to the completion of the related Asset Purchase and/or Asset Designation, as the case may be, pursuant to Section 7.2 of the Receivables Sale and Servicing Agreement, a Series 2021-1 Sale and Servicing Supplement or a Series 2021-1 Designation and Servicing Supplement, as the case may be, which are required to be satisfied on the date of each Asset Designation and/or Asset Purchase, as the case may be, shall have been satisfied and not waived;
(iii)each of the Series 2021-1 Noteholders shall have received copies of all reasonably required data with respect to the Series 2021-1 Assets subject to any related Asset Designations and/or Asset Purchases, as the case may be, not less than two (2) Business Days prior to the related Funding Date;
(iv)no Amortization Event, Servicer Termination Event, Related Event of Default or any event which with the giving of notice or the passage of time, or both, would become an Amortization Event, Servicer Termination Event or Related Event of Default shall have occurred or is reasonably likely to occur as a result of the related Increase or purchase;
(v)such issuance of Series 2021-1 Debt Securities or Increase would not reasonably be expected to have a Material Adverse Effect;
(vi)all fees, costs and expenses described in the Class A Fee Letter and the Class B Fee Letter payable on or before the date of such issuance of Series 2021-1 Debt Securities or Increase shall have been paid or will be paid on the date of the Issuance or the Increase;
(vii)after applying the funds received by the Issuer upon such issuance of Series 2021-1 Debt Securities or Increase in accordance with the Series 2021-1 Agreements, the Required Cash Reserve Deposit Amount will be on deposit in the Series 2021-1 Cash Reserve Account;
(viii)after applying the funds received by the Issuer upon such issuance of Series 2021-1 Debt Securities or Increase in accordance with the Series 2021-1 Agreements, no Class A Pool Balance Deficiency exists or is reasonably likely to exist as a result of the related Increase or purchase;
(ix)after applying the funds received by the Issuer upon such issuance of Series 2021-1 Debt Securities or Increase in accordance with the Series 2021-1 Agreements, no Class B Pool Balance Deficiency exists or is reasonably likely to exist as a result of the related Increase or purchase;
(x)after completing the Increase or the issuance of Series 2021-1 Debt Securities, the aggregate principal amount outstanding under each Class of Series 2021-1 Debt Securities held by each Series 2021-1 Noteholder will be less than or equal to the Commitment Amount of such Series 2021-1 Noteholder with respect to such Class;
(xi)no default on other material indebtedness for borrowed money of the Seller has occurred;
(xii)prior to the issuance of a Series 2021-1 Debt Securities, such Series 2021-1 Debt Securities will have been duly issued in accordance with the Indenture; and
(xiii)the Issuer has prepared documentation for and/or executed and entered into the Interest Rate Hedging Agreements as required pursuant to Section 3.1(a)(v).

1.6Redemption
(a)On any Settlement Date, provided that no Related Event of Default has occurred and is continuing and after giving effect to any redemption contemplated by this Section 2.6(a) no Related Event of Default, Amortization Event or event which with the giving of notice or passage of time would result in a Related Event of Default or Amortization Event will occur, the Issuer may in its discretion redeem the Series 2021-1 Debt Securities (A) in the case of (i) and (ii) below, in whole, but not in part (a “Final Redemption”), or (B) in the case of a Change in Circumstances Redemption (as defined in paragraph (iii) below), (I) in part in respect only of the Class A Noteholder(s) that has/ have made a demand for payment, without payment of any early redemption fee; and (II) in whole or in part in respect of any Class B Noteholder subject to payment of the applicable Class B Early Redemption Amount, in any of the following circumstances:
(i)prior to the earliest date on which the Issuer would be obliged to pay such additional amounts were a payment in respect of the Series 2021-1 Debt Securities then due, in relation to any Class of Series 2021-1 Debt Securities (i) as a result of any change in the laws or regulations of Canada or any province or territory thereof or any authority or agency therein or thereof having power to tax or in the interpretation or administration of any such laws or regulations which becomes effective on or after the Issuance Date of such Series 2021-1 Debt Securities, the Issuer would be required to pay additional amounts as provided in Section 2.2(p); (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it; and (iii) such circumstances are evidenced by the delivery by the Issuer to the Paying Agent, Indenture Trustee and each Series 2021-1 Noteholder of (x) a certificate signed by two senior officers of the Issuer stating that the said circumstances prevail and describing the facts leading thereto, and (y) an opinion of independent legal advisers of recognized standing to the effect that the circumstances set forth in (i) above, prevail (an “Adverse Tax Event”);
(ii)the aggregate principal amount of the Series 2021-1 Debt Securities is less than 10% of the highest aggregate principal amount outstanding under Series 2021-1 Debt Securities, or
(iii)a Class A Noteholder has made a demand for payment under Section 5.3 of the Note Purchase Agreement (“Change in Circumstances Redemption”).
(b)In connection with a Final Redemption or a Change in Circumstances Redemption, and subject to the satisfaction of any other conditions applicable to such Final Redemption or Change in Circumstances Redemption:
(i)the Issuer will, at least ten days prior to the related Settlement Date (or, in the case of an Adverse Tax Event, such other date that is prior to the earliest date on which the Issuer would be obliged to pay such additional amounts were a payment in respect of the Series 2021-1 Debt Securities then due), notify the Indenture Trustee and each Series 2021-1 Noteholder of the redemption, which notice will state (i) the date fixed for redemption; (ii) the principal amount of each Class of Series 2021-1 Debt Securities, together with any unpaid interest accrued thereon to (but excluding) the date fixed for redemption (the “Final Redemption Price”); (iii) in the case of a Change in Circumstances Redemption in whole or in part in respect of any Class B Noteholder, the applicable Class B Early Redemption Amount; (iv) any other conditions applicable to the redemption as specified by the Issuer in such notice; (v) that on the related Settlement Date, subject to the satisfaction of any such conditions, if applicable, the Final Redemption Price and, in the case of a Change in Circumstances Redemption in whole or in part in respect of any Class B Noteholder, the applicable Class B Early Redemption Amount, will become due and payable respectively for each Class of Series 2021-1 Debt Securities being redeemed, and that interest on the Series 2021-1 Debt Securities will cease to accrue on such date once the Final Redemption Price and, if applicable, the Class B Early Redemption Amount is paid; (vi) if applicable, the address at which the Series 2021-1 Debt Securities will be surrendered; and (vii) the record date for such redemption, which will be one Business Day before the date fixed for redemption; and
(ii)the Issuer will deposit to the Series 2021-1 Collections Account, on or before the related Settlement Date, an amount (determined after taking into account those funds already on deposit in the Series 2021-1 Collections Account on such Settlement Date) equal to the sum of (i) the Final Redemption Price for each Class of Series 2021-1 Debt Securities; (ii) if applicable in accordance with this Section 2.6, the Class B Early Redemption Amount; and (iii) all fees, expenses, indemnities and other amounts owing to the applicable Series 2021-1 Noteholder(s) under the Indenture or the Note Purchase Agreement, and to the Indenture Trustee, the Structuring Agent, the Servicer, the Replacement Servicer, the Backup Servicer and the Subordinated Lender, under the Series 2021-1 Agreements.
(c)Where notice of a Final Redemption or Change in Circumstances Redemption has been given, the applicable Series 2021-1 Debt Securities being redeemed will, on the date fixed for redemption, subject to satisfaction of any applicable conditions as specified by the Issuer in the notice provided pursuant to Section 2.6(b)(i), become due and payable at the Final Redemption Price for such Class, together with, in the case of a Change in Circumstances Redemption in whole or in part in respect of any Class B Noteholder, the applicable Class B Early Redemption Amount, and on such date (unless the Issuer defaults in the payment of such Final Redemption Price and/or Class B Early Redemption Amount), the Series 2021-1 Debt Securities will cease to bear interest. On the date fixed for redemption, subject to satisfaction of any applicable conditions as specified by the Issuer in the notice provided pursuant to Section 2.6(b)(i) (i), each applicable Series 2021-1 Noteholder will be paid such Series 2021-1 Noteholder’s pro rata share of the Final Redemption Price and, as the case may be, Class B Early Redemption Amount, for the applicable Class of Series 2021-1 Debt Securities upon presentation and surrender of its respective Series 2021-1 Debt Securities at the office or agency specified, as applicable, and (ii) each other Person to whom monies are owed under Section 2.6(b) will be paid all amounts owing to such Person from the amounts deposited in the Series 2021-1 Collections Account in accordance with Article 5; provided, that no redemption may be effected unless, concurrently with the Final Redemption or Change in Circumstances Redemption occurring under this Section 2.6, all amounts due under this clause (c) and clause (b)(ii) above will be paid in full from funds on deposit in the Series 2021-1 Collections Account.
(d)On any Settlement Date, provided that no Related Event of Default has occurred and is continuing and after giving effect to any redemption contemplated by this Section 2.6(d) no Related Event of Default, Amortization Event or event which with the giving of notice or passage of time would result in a Related Event of Default or Amortization Event will occur, the Issuer may in its discretion redeem the Series 2021-1 Debt Securities in whole or in part, in connection with:
[***]
(e)Any Optional Redemption shall be subject to the conditions, and subject to the satisfaction of any other conditions applicable to such Optional Redemption as specified by the Issuer in the notice provided pursuant to Section 2.6(e)(i), as follows:
(i)the Issuer will, at least ten (10) Business Days prior to the related Settlement Date, notify the Indenture Trustee and each Series 2021-1 Noteholder of the redemption, which notice will state (i) the date fixed for redemption, (ii) in the case of a partial redemption, the partial principal amount of each Class of Series 2021-1 Debt Securities to be redeemed in connection with the Optional Redemption, together with any unpaid interest accrued thereon to (but excluding) the date fixed for redemption, and the Early Redemption Amount in respect thereof (the “Optional Redemption Price”); provided that following such Optional Redemption the ratio of the aggregate outstanding principal amount of the Class A Debt Securities to the aggregate outstanding principal amount of the Class B Debt Securities shall be the same as such ratio prior to the Optional Redemption; (iii) the record date for such redemption, which will be one Business

Day before the date fixed for redemption; and (iv) any other conditions applicable to the redemption;
(ii)the Issuer will deposit to the Series 2021-1 Collections Account, on or before the related Settlement Date, an amount equal to the sum of (i) the Optional Redemption Price for each Class of Series 2021-1 Debt Securities, and (ii) all fees, expenses, indemnities and other amounts owing to the Series 2021-1 Noteholders, or to or by the Indenture Trustee, the Structuring Agent, the Servicer, the Replacement Servicer, the Backup Servicer and the Subordinated Lender, under the Series 2021-1 Agreements;
(iii)the Issuer may obtain releases of the charge under the Indenture in any part of the Series 2021-1 Collateral from time to time, provided that (i) each Series 2021-1 Noteholder will have been paid such Series 2021-1 Noteholder’s share of the Optional Redemption Price for the applicable Class of Series 2021-1 Debt Securities; (ii) each other Person to whom monies are owed under this Section 2.6(e) will be paid all amounts owing to such Person from the amounts deposited in the Collections Account in accordance with Section 5.2; (iii) the Servicer will have delivered to the Indenture Trustee and each Series 2021-1 Noteholder (A) a schedule of the Obligor Accounts to be released (the “Release Schedule”), and (B) an updated schedule of Obligor Accounts reflecting the Series 2021-1 Collateral following the proposed release, each of which will be in form and substance satisfactory to (x) the Class A Noteholders acting by Extraordinary Resolution of the Class A Noteholders and (y) the Class B Noteholders acting by Extraordinary Resolution of the Class B Noteholders; (iv) the Servicer will have certified that immediately after giving effect to any requested release, no Class A Pool Balance Deficiency and no Class B Pool Balance Deficiency shall exist; (v) the Servicer will have certified that in selecting Series 2021-1 Collateral for release, the Issuer did not use any adverse selection procedures with respect to the Series 2021-1 Collateral released; and (vi) immediately after giving effect to any requested release, the amount on deposit in the Series 2021-1 Cash Reserve Account shall be not less than the Required Cash Reserve Amount; and
(iv)Upon satisfaction of the conditions specified in 2.6(e)(iii), the Indenture Trustee will promptly release the portion of the Series 2021-1 Collateral listed on the Release Schedule and will deliver to the Issuer, the Servicer and each Series 2021-1 Noteholder such documents and certificates in respect of the release as they may reasonably request.
1.7Transfer Restrictions
(a)Each note or instrument representing the Class A Debt Securities shall be imprinted with a legend in substantially the following form:
“EXCEPT IN THE PROVINCE OF MANITOBA, IN ACCORDANCE WITH NATIONAL INSTRUMENT 45-102 — RESALE OF SECURITIES, UNLESS OTHERWISE PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) THE DATE HEREOF; AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA. IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATORS, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE SECURITY.”
“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO THE ISSUER, THE SELLER AND THE SERVICER AND THE INDENTURE TRUSTEE THAT IT IS AN “ACCREDITED

INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT (AN “ACCREDITED INVESTOR”) AND THAT IT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF ANY OTHER PERSON) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, PUBLIC DISTRIBUTION HEREOF. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE, THE ISSUER AND THE SELLER AND THE SERVICER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER.”
(b)Each note or instrument representing the Class B Debt Securities shall be imprinted with a legend in substantially the following form:
“EXCEPT IN THE PROVINCE OF MANITOBA, IN ACCORDANCE WITH NATIONAL INSTRUMENT 45-102 — RESALE OF SECURITIES, UNLESS OTHERWISE PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (I) THE DATE HEREOF; AND (II) THE DATE THE ISSUER BECOMES A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA. IN THE PROVINCE OF MANITOBA, UNLESS OTHERWISE PERMITTED UNDER APPLICABLE CANADIAN SECURITIES LAWS OR WITH THE PRIOR WRITTEN CONSENT OF THE APPLICABLE REGULATORS, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS TWELVE MONTHS AND A DAY AFTER THE DATE THE PURCHASER ACQUIRED THE SECURITY.”
“THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. BY ITS ACCEPTANCE OF THIS NOTE THE HOLDER HEREOF IS DEEMED TO REPRESENT TO THE ISSUER, THE SELLER AND THE SERVICER AND THE INDENTURE TRUSTEE THAT IT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT (AN “ACCREDITED INVESTOR”) AND THAT IT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF ANY OTHER PERSON) FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, PUBLIC DISTRIBUTION HEREOF. NO SALE, PLEDGE OR OTHER TRANSFER OF THIS NOTE MAY BE MADE BY ANY PERSON UNLESS EITHER SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT, IN WHICH CASE THE INDENTURE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE INDENTURE TRUSTEE, THE ISSUER AND THE SELLER AND THE SERVICER IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE INDENTURE TRUSTEE AND THE ISSUER.”
(c)The Indenture Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under Applicable Law with respect to any transfer of any interest in any Series 2021-1 Debt Securities (including any transfers between or among depository members or beneficial owners in any global certificate representing any Series 2021-1 Debt Securities that is held in book entry only form) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Article 3
ADDITIONAL COVENANTS
1.1Issuer Covenants
(a)The Issuer hereby covenants in favour of the Indenture Trustee with respect to the Series 2021-1 Debt Securities that:
(i)Provision of Information. The Issuer shall deliver or cause to be delivered to the Indenture Trustee on a confidential basis such financial statements, reports and other information relating to the conduct of the business and affairs of the Issuer as the Series 2021-1 Noteholders may reasonably require including, without limitation, information pertaining to any actual or anticipated Related Event of Default or other event which could reasonably be anticipated to have a Material Adverse Effect on the affairs of the Issuer and copies of all Related Program Agreements (including any amendments thereto) in effect from time to time; provided, however, that any notice or information pertaining to any actual or anticipated Related Event of Default must be given to a Responsible Officer of the Indenture Trustee and provided, further, notice of an anticipated Related Event of Default shall not be deemed to put the Indenture Trustee on notice of an actual Related Event of Default and shall not cause the Indenture Trustee to assume any obligation to investigate whether an actual Related Event of Default has occurred.
(ii)Security Interest. The Issuer shall defend its security interests in and to the Series 2021-1 Collateral, whether now existing or hereafter acquired, against all claims of third parties claiming through or under the Seller. The Issuer will notify the Indenture Trustee promptly upon becoming aware of an encumbrance claimed against the Series 2021-1 Collateral other than the Security Interests granted in favour of the Indenture Trustee hereunder.
(iii)No Sale. The Issuer shall not sell, transfer, exchange or otherwise dispose of any of the Series 2021-1 Collateral except in accordance with the Series 2021-1 Agreements.
(iv)Delivery of Reports. Delivery of reports, information and documents to the Indenture Trustee shall be for informational purposes only and the Indenture Trustee’s receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants under the Master Trust Indenture or under this Supplemental Indenture (as to which the Indenture Trustee is entitled to rely exclusively on a Certificate of the Issuer).
(v)Interest Rate Hedging Agreements. If at any time: [***]
(b)The Issuer acknowledges and agrees that Section 2.2 of the Receivables Sale and Servicing Agreement is inapplicable in respect of the Series 2021-1 Debt Securities and consequently, for the avoidance of doubt, a Funding Account and Prefunding Ledgers are not required to be established in respect of the Series 2021-1 Debt Securities and so Sections 6.5, 6.6 and 6.7 of the Receivables Sale and Servicing Agreement are inapplicable in respect of the Series 2021-1 Debt Securities.
1.2Amendments to Series 2021-1 Agreements
The Issuer hereby covenants and agrees with the Indenture Trustee that so long as any of the Series 2021-1 Debt Securities remain outstanding, it will provide prompt prior written notice to the Indenture Trustee of, and it shall not agree, execute or consent to, any assignment, amendment, supplement, modification, restatement, replacement or waiver of, or postponement of compliance with, the terms and conditions on the part of any other party to any Series 2021-1 Agreement unless, subject to Section 11.11(b) of the Master Trust Indenture and the terms of the Note Purchase Agreement, the Series 2021-1 Noteholders of each Class have consented thereto pursuant to an Extraordinary

Resolution or as otherwise required by the Note Purchase Agreement. No amendment of any of the Series 2021-1 Agreements having an adverse effect on the Indenture Trustee’s rights, benefits or obligations shall be valid without the Indenture Trustee’s consent thereto.
Article 4
SECURITY FOR THE SERIES 2021-1 DEBT SECURITIES
1.1Security for the Series 2021-1 Debt Securities
As security for the due payment of all Obligations Secured in respect of the Series 2021-1 Debt Securities (the “Related Obligations Secured”) and the performance by the Issuer of all of the Related Obligations Secured, the Issuer hereby mortgages, charges, pledges, grants, transfers, assigns, hypothecates and sets over unto the Indenture Trustee to and in favour of the Indenture Trustee for the benefit of the Related Specified Creditors and grants to the Indenture Trustee for the benefit of the Related Specified Creditors a Security Interest in, to the exclusion of all other secured creditors, the benefit of the following property and recourse of the Indenture Trustee and Related Specified Creditors for payment and all Related Obligations Secured shall be limited to the following property (collectively, the “Series 2021-1 Collateral”):
(a)all of the Issuer’s right, title and interest in, to and under the Series 2021-1 Assigned Obligor Account Assets;
(b)the right to receive all distributions from the Series 2021-1 Assigned Obligor Account Assets;
(c)all Collections of the Series 2021-1 Assigned Obligor Account Assets;
(d)all of the Issuer’s right, title and interest in, to and under the Series 2021-1 Agreements to the extent related thereto and every other agreement, instrument or document executed and delivered thereunder, including, without limitation, (i) all revenues and other moneys now due and payable or hereafter to become due and payable to the Issuer thereunder or in connection therewith by the other parties to any Series 2021-1 Agreement or receivable by the Issuer pursuant to or in connection with any Series 2021-1 Agreement, (ii) all rights of the Issuer to damages arising out of, or for breach or default with respect to, the Series 2021-1 Agreement, (iii) all deeds, documents, writings, papers, books, books of accounts and other records relating to any Series 2021-1 Agreement, (iv) the benefit of any guarantees or indemnities relating to any of the foregoing, and (v) all rights of the Issuer to perform and exercise all remedies in connection with the Series 2021-1 Agreements;
(e)all of the Issuer’s right, title and interest in and to the Series 2021-1 Accounts and all monies or investments, including all interest and other investment earnings (net of losses and expenses) deposited therein or credited thereto from time to time; and
(f)all benefits, advantages, property or assets of whatsoever kind in any form derived or realized, directly or indirectly, pursuant to or from any dealings with any of the foregoing property, rights and assets or that indemnifies or compensates for loss or theft of or damage to or destruction of any such property, rights and assets and any other proceeds thereof.
The Indenture Trustee’s rights, claim and recourse on behalf of the Series 2021-1 Noteholders and the other Related Specified Creditors against the Issuer in respect of the Related Obligations Secured owed to the Series 2021-1 Noteholders and the other Related Obligations Secured shall be limited to the Issuer’s right, title and interest in and to the Series 2021-1 Collateral, and no recourse shall be had to any other assets of the Issuer or to any assets of the General Partner. Notwithstanding the foregoing, the security hereby constituted is in addition to any other security which the Indenture Trustee may hold as security for the payment or performance of all or any part of the Related Obligations Secured.
1.2Habendum
To have and to hold the Series 2021-1 Collateral and all rights hereby conferred unto the Indenture Trustee forever but in trust nevertheless for the benefit of the Series 2021-1 Noteholders and the other

Related Specified Creditors and for the uses and purposes and subject to the terms and conditions herein set forth.
1.3Security Interest Valid
The Security Interest made and created by or pursuant to this Supplemental Indenture creates a valid and continuing security interest in the Series 2021-1 Collateral in favour of the Indenture Trustee and shall be and is hereby deemed to be effective, and value therefor given, as of and from the date of this Supplemental Indenture, whether or not any of the money secured by this Supplemental Indenture shall be advanced or received before or after or at the time of the issue of any of the Series 2021-1 Debt Securities or before or after or upon the date of this Supplemental Indenture.
1.4Reversion of 2021-1 Collateral to the Issuer
These presents are upon the express condition that if the Issuer shall well and truly pay all monies payable by the Issuer under the Series 2021-1 Debt Securities and satisfy all Related Obligations Secured, then these presents and the estate and rights hereby granted by the Issuer to the Indenture Trustee shall cease and become null and void and the Series 2021-1 Collateral shall revert and revest in the Issuer, without any release, acquittance, reconveyance, re-entry or other act or formality whatsoever.
1.5Attachment
The Issuer and the Indenture Trustee agree that it is their intention that the Security Interest hereby created shall attach immediately to the Series 2021-1 Collateral in which the Issuer has any interest on the date hereof, and, with respect to after-acquired property, forthwith at the time that the Issuer shall acquire an interest therein.
1.6Remedies; Power of Attorney
(a)Upon being instructed to institute Proceedings with respect to the enforcement of the Series 2021-1 Collateral by written direction of (i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) written direction of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (b) following the payment in full of the Class A Debt Securities, written direction of holders of at least 50% of the aggregate principal amount of the Class B Debt Securities, the Indenture Trustee may (in accordance with such direction and subject to the Master Trust Indenture) forthwith or at any time thereafter:
(i)commence legal action to enforce payment or performance of the Related Obligations Secured;
(ii)require the Issuer to disclose to the Indenture Trustee the location or locations of the Series 2021-1 Collateral and the Issuer agrees to make such disclosure when so required by the Indenture Trustee;
(iii)require the Issuer, at the Issuer’s sole expense, to assemble the Series 2021-1 Collateral and deliver or make the Series 2021-1 Collateral available at a place or places designated by the Indenture Trustee to the Issuer that is reasonably convenient for the Issuer, and the Issuer agrees to so assemble, deliver or make available the Series 2021-1 Collateral;
(iv)enter any premises where the Series 2021-1 Collateral may be situate and take possession of the Series 2021-1 Collateral by any method permitted by Applicable Law;
(v)repair, process, modify, complete or otherwise deal with the Series 2021-1 Collateral and prepare for the disposition of the Series 2021-1 Collateral, whether on the premises of the Issuer or otherwise and take such steps as it considers necessary to maintain, preserve or protect the Series 2021-1 Collateral;

(vi)seize, collect, realize or dispose of the Series 2021-1 Collateral by private sale, public sale, lease, or otherwise upon such terms and conditions as the Indenture Trustee may determine or otherwise deal with the Series 2021-1 Collateral or any part thereof in such manner, upon such terms and conditions and of such times as may seem to the Indenture Trustee advisable;
(vii)subject to any required approval of any governmental authority, carry on all or any part of the business or businesses of the Issuer and may, to the exclusion of all others, enter upon, occupy and use all or any of such premises, buildings, plant, undertaking and other property of or used by the Issuer as part of or for such time and in such manner as the Indenture Trustee sees fit, free of charge, and the Indenture Trustee shall not be liable to the Issuer for any act, omission, or negligence (other than gross negligence or wilful misconduct) in so doing or for any rent, charges, depreciation, damages or other amount in connection therewith or resulting therefrom and any sums expended by the Indenture Trustee shall bear interest at the highest rate of interest applicable to any of the Related Obligations Secured until payment thereof;
(viii)file such proofs of claim or other documents as may be necessary or desirable to have its claim lodged in any bankruptcy, winding-up, liquidation, dissolution or other proceedings (voluntary or otherwise) relating to the Issuer;
(ix)borrow money for the purpose of carrying on the business of the Issuer or for the maintenance, preservation or protection of the Series 2021-1 Collateral and mortgage, charge, pledge or grant a security interest in the Series 2021-1 Collateral, whether or not in priority to the security created herein, to secure repayment of any money so borrowed;
(x)pay or discharge any Lien (other than the Permitted Liens) or claims by any Person in the Series 2021-1 Collateral and the amount so paid shall be added to the Related Obligations Secured and secured hereby and shall bear interest at the highest rate of interest at that time in respect of any of the Related Obligations Secured until payment thereof;
(xi)take any other action, suit, remedy or proceeding authorized or permitted by this Agreement, the PPSA or by Applicable Law or equity;
(xii)to the extent permitted by Applicable Law, transfer any securities forming part of the Series 2021-1 Collateral into the name of the Indenture Trustee or its nominee, with or without disclosing that the securities are subject to a security interest and cause the Indenture Trustee or its nominee to become the entitlement holder with respect to any security entitlements forming part of the Series 2021-1 Collateral;
(xiii)sell, transfer or use any investment property included in the Series 2021-1 Collateral of which the Indenture Trustee or its agent has “control” within the meaning of Section 22.1(2) of the PPSA; and
(xiv)appoint a receiver as its agent to take any of the foregoing actions on its behalf.
(b)If the Indenture Trustee is entitled to exercise its rights and remedies in accordance with Section 4.6(a) hereof, the Indenture Trustee may take proceedings in any court of competent jurisdiction for the appointment of a Receiver of the Series 2021-1 Collateral or may by appointment in writing appoint any Person to be a Receiver of the Series 2021-1 Collateral and may remove any Receiver so appointed by the Indenture Trustee and appoint another in its stead; and any such Receiver appointed by instrument in writing shall have powers of the Indenture Trustee set out in Section 4.6(a)(i) to (a)(xiv), inclusive, including, without limitation, the power (i) to take possession of the Series 2021-1 Collateral, (ii) to carry on the business of the Issuer, and (iii) to sell, lease or otherwise dispose of the whole or any part of the Series 2021-1 Collateral at public auction, by public tender or by private sale, either for cash or upon credit, at such time and upon such terms and conditions as the Receiver may determine; provided that, to the extent permitted and in the manner prescribed by Applicable Law any such Receiver shall be deemed the agent of the Issuer and the Indenture Trustee shall not be in any way responsible for any misconduct or negligence of any such Receiver.
(c)The Issuer hereby irrevocably constitutes and appoints the Indenture Trustee as the true and lawful attorney of the Issuer with power of substitution in the name of the Issuer, and each Series 2021-1 Noteholder irrevocably accepts, ratifies and confirms the appointment of the Indenture Trustee as such, to do any and all such acts and things or execute and deliver all such agreements, documents and instruments as either of the Indenture Trustee, in its sole discretion, considers necessary or desirable to carry out the provisions and purposes of this Supplemental Indenture or to exercise any of its rights and remedies hereunder, and to do all acts or things necessary to realize or collect the proceeds, including, without limitation:
(i)to evidence or protect the Issuer’s interest in the Series 2021-1 Collateral and to execute and file, in the Seller’s or the Servicer’s name (as applicable) and on the Seller’s or the Servicer’s behalf (as applicable), such recording, registration, financing or similar statements (including any amendments, renewals and continuation statements) under Applicable Laws, including, in any personal property registry office in such jurisdictions where it may be necessary to validate, perfect or protect the Issuer’s interest in the Series 2021-1 Collateral;
(ii)to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Series 2021-1 Collateral;
(iii)to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (b) above;
(iv)to file any claims or take any action or institute any proceedings which may be necessary or desirable for the collection of any of the Series 2021-1 Collateral or otherwise to enforce the rights of the Indenture Trustee with respect to any of the Series 2021-1 Collateral;
(v)to perform the affirmative obligations of the Issuer hereunder; and
(vi)to prepare, execute, deliver, and/or register in the Seller’s or the Servicer’s name (as applicable) and on the Seller’s or the Servicer’s behalf (as applicable), such instruments and documents (including assignments) necessary or desirable in furtherance of the foregoing.
The Issuer hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable (until termination of the Security Interest hereunder) and coupled with an interest. The Issuer hereby ratifies and agrees to ratify all acts of any such attorney taken or done in accordance with this Section. The Indenture Trustee agrees that it shall not exercise the power of attorney granted pursuant to this Section unless a Related Event of Default has occurred and is continuing and it has been instructed by Series 2021-1 Noteholders to institute Proceedings with respect to the enforcement of the Series 2021-1 Collateral in accordance with the Master Trust Indenture.
1.7Consents and Acknowledgements
(a)Immediately before any reassignment or conveyance of an interest in the Series 2021-1 Collateral pursuant to and in accordance with the Series 2021-1 Agreements, the Indenture Trustee shall automatically and without further action be deemed to have released and discharged its Security Interest in the Series 2021-1 Collateral and all amounts due or to become due and all amounts received with respect thereto and all proceeds thereof and the Indenture Trustee hereby irrevocably authorizes the Issuer to execute and deliver, on behalf of or in the name of the Indenture Trustee all discharges of registrations made in the name of the Indenture Trustee in respect of such discharged interests as are necessary in respect of such interest in the Series 2021-1 Collateral, provided that the execution, delivery and registration of such discharges shall only be effected if such execution, delivery and registration would not have an adverse effect on the interests of the Issuer in the Series 2021-1 Collateral not being so assigned or conveyed.
(b)The Indenture Trustee shall do and perform, from time to time, any and all acts and execute any and all further instruments required or reasonably requested by and at the expense of the Issuer to more fully effect the purposes of this Article 4, including the execution of any releases, discharges or reassignments reasonably necessary therefor; provided, prior to executing any such document, the Indenture Trustee shall be entitled to receive a Certificate of the Issuer and an Opinion of Counsel stating that (i) all conditions precedent set forth in the Master Trust Indenture and this Supplemental Indenture to the collateral release, discharge or reassignment have been satisfied and (ii) the collateral release, discharge or reassignment is permitted by the terms of the Master Trust Indenture and this Supplemental Indenture (all at the expense of the Issuer).
Article 5
ACCOUNTS AND APPLICATIONS OF PAYMENTS
1.1Eligible Deposit Account
The Issuer will open and maintain the Series 2021-1 Collections Account and the Series 2021-1 Cash Reserve Account, and shall ensure that the Series 2021-1 Accounts are subject to the Blocked Account Agreements. If, at any time, the Series 2021-1 Collections Account or the Series 2021-1 Cash Reserve Account ceases to be an Eligible Deposit Account, the Issuer shall, within thirty (30) days establish a replacement Series 2021-1 Collections Account and/or Series 2021-1 Cash Reserve Account, as the case may be, for the applicable account meeting the definition of Eligible Deposit Account and transfer any cash and/or any investments to such replacement Series 2021-1 Collections Account and/or Series 2021-1 Cash Reserve Account, as the case may be, and from the date such replacement Series 2021-1 Collections Account and/or Series 2021-1 Cash Reserve Account, as the case may be, is established, it shall be the “Series 2021-1 Collections Account” and/or “Series 2021-1 Cash Reserve Account”, as the case may be. The amounts on deposit in the Series 2021-1 Accounts may only be invested in Permitted Investments, and any such Permitted Investments shall be maintained in the applicable Series 2021-1 Account.
1.2Application of Collections
[***]
1.3Cash Reserve Account
[***]
1.4Application of Series 2021-1 Collateral Upon Default
Upon a declaration that the Series 2021-1 Debt Securities are immediately due and payable in accordance with Section 8.2 of the Master Trust Indenture, all money and property derived from the Series 2021-1 Collateral that is available for distribution by the Issuer, the Indenture Trustee, the Paying Agent or a Receiver appointed by the Indenture Trustee, as the case may be, shall be applied as follows:
(a)first, to pay or reimburse any unpaid or unreimbursed fees, costs, charges, expenses and advances of the Indenture Trustee or a Receiver appointed by the Indenture Trustee (including the reasonable fees and disbursements of Counsel to any such Person) solely in connection with the exercise by such Receiver or the Indenture Trustee of all or any of the remedies granted to them under the Master Trust Indenture, including the reasonable remuneration of such Receiver or any agent or employee of such Receiver or any agent of the Indenture Trustee and all outgoings properly paid by such Receiver or the Indenture Trustee in exercising their remedies as aforesaid, and, if any, all taxes, assessments and other charges ranking in priority to the Security Interest on the Series 2021-1 Collateral, in each case to the extent allocable to the Series 2021-1 Collateral; and
(b)second, in accordance with Section 5.2, provided that all amounts that would otherwise be payable to the Seller (including in its capacity as Servicer) shall be made to the holders of Series 2021-1 Debt Securities as an additional payment of principal until such time as all Series 2021-1 Debt Securities have been repaid in full.
1.5Application of Series 2021-1 Collateral Upon Redemption
On the date fixed for a redemption of Series 2021-1 Debt Securities hereunder, the Paying Agent will withdraw the amount of the related Final Redemption Price, as applicable, from the Series 2021-1 Collections Account and pay such amount to the Series 2021-1 Noteholders in accordance with Section 2.6, and, will pay such other amounts deposited in the Series 2021-1 Collections Account in connection with such Final Redemption, as applicable, to the applicable Related Specified Creditors entitled thereto in accordance with Section 5.2.
1.6Distributions
All distributions made with respect to each Class on each Settlement Date will be allocated pro rata among the Series 2021-1 Noteholders in such Class based on their respective percentage interests. Except as otherwise provided below, all such distributions with respect to each Class on each Settlement Date will be made to the Series 2021-1 Noteholders of the respective Class of record at the close of business on the related Record Date and will be made by wire transfer of immediately available funds to the account of any such Series 2021-1 Noteholder at a bank or other entity having appropriate facilities therefor, if such Series 2021-1 Noteholder will have provided the Paying Agent with wiring instructions no less than five (5) Business Days prior to the related Record Date (which wiring instructions may be in the form of a standing order applicable to all subsequent Settlement Dates) or otherwise by cheque mailed or delivered to the address of such Series 2021-1 Noteholder as it appears in the Note Register. The final distribution on each Series 2021-1 Note will be made in like manner, but only upon presentation and surrender of such Series 2021-1 Note at the offices of the Note Registrar or such other location specified in the notice to Series 2021-1 Noteholders of such final distribution delivered pursuant to Section 5.7. Prior to any termination of the Receivables Sale and Servicing Agreement, any distribution that is to be made with respect to a Series 2021-1 Note in reimbursement of a reduction previously allocated thereto, which reimbursement is to occur after the date on which such Series 2021-1 Note is surrendered as contemplated by the preceding sentence, will be made by cheque mailed or delivered to the address of the Series 2021-1 Noteholder that surrendered such Series 2021-1 Note as such address last appeared in the Note Register or to any other address of which the Paying Agent was subsequently notified in writing. If such cheque is returned to the Paying Agent, the Paying Agent, directly or through an agent, will take such reasonable steps to contact the related Series 2021-1 Noteholder and deliver such cheque as it will deem appropriate. Any funds in respect of a cheque returned to the Paying Agent will be set aside by the Paying Agent and held uninvested in trust and credited to the account of the appropriate Series 2021-1 Noteholder. The costs and expenses of locating the appropriate Series 2021-1 Noteholder and holding such funds will be paid out of such funds. No interest will accrue or be payable to any former Series 2021-1 Noteholder on any amount held in trust hereunder. If the Paying Agent has not, after having taken such reasonable steps, located the related Series 2021-1 Noteholder by the second anniversary of the initial sending of a cheque, the Paying Agent will, to the extent it is not required to dispose of such unclaimed funds otherwise in accordance with applicable provincial escheatment law, distribute the unclaimed funds to the Issuer.
1.7Final Distribution
Except as otherwise provided in the Receivables Sale and Servicing Agreement, whenever the Paying Agent is advised in writing by the Servicer that the final distribution with respect to any Class of Series 2021-1 Debt Securities (determined without regard to any possible future reimbursement of any reductions previously allocated to such Class of Series 2021-1 Debt Securities) will be made on the next Settlement Date, the Paying Agent will, no later than five (5) Business Days after the receipt of such written advice, provide to each Series 2021-1 Noteholder of record on such date of such Class of Series 2021-1 Debt Securities, with a copy to the Indenture Trustee and Note Registrar, a notice to the effect that:
(a)the Paying Agent expects that the final distribution with respect to such Class of Series 2021-1 Debt Securities will be made on such Settlement Date but only upon presentation and surrender of such Series 2021-1 Debt Securities at the office of the Note Registrar or at such other location therein specified, and
(b)no interest will accrue in respect of such Series 2021-1 Debt Securities from and after such Settlement Date if the final distribution is made on such date,

and specifying (A) the Settlement Date upon which the Series 2021-1 Assigned Obligor Account Assets will be liquidated and final payment of the Series 2021-1 Debt Securities will be made, (B) the amount of any such final payment, (C) that the Record Date otherwise applicable to such Settlement Date is not applicable, and (D) that payments will be made only upon presentation and surrender of the Series 2021-1 Debt Securities at the offices of the Note Registrar or such other location therein designated.
Upon presentation and surrender of the Series 2021-1 Debt Securities by the Series 2021-1 Noteholders on the final Settlement Date, the Paying Agent will, based solely on the information provided to it by the Servicer and the Note Registrar, distribute to each Series 2021-1 Noteholder so presenting and surrendering its Debt Securities such Series 2021-1 Noteholder’s percentage interest of that portion of the amounts then on deposit in the Series 2021-1 Collections Account that are allocable to payments on the Class of Series 2021-1 Debt Securities so presented and surrendered. Amounts on deposit in the Series 2021-1 Collections Account as of the final Settlement Date, exclusive of amounts that are payable to the Servicer as additional servicing compensation or would be payable to any Person in accordance with Section 5.2 or Section 5.4, as the case may be, will be allocated and paid in the order of priority provided for in Section 5.2 or Section 5.4, as the case may be, in each case to the extent of remaining available funds.
Any funds not distributed to any Series 2021-1 Noteholders of such Class on such Settlement Date because of the failure of such Series 2021-1 Noteholder to tender their Series 2021-1 Debt Securities will, on such date, be set aside and held uninvested in trust and credited to the account or accounts of the appropriate non-tendering Series 2021-1 Noteholders. If any Series 2021-1 Debt Securities as to which notice has been given pursuant to this Section will not have been surrendered for cancellation within six (6) months after the time specified in such notice, the Paying Agent will mail or deliver a second notice to the remaining non-tendering Series 2021-1 Noteholders to surrender their Debt Securities for cancellation in order to receive the final distribution with respect thereto. If within one (1) year after the second notice all such Series 2021-1 Debt Securities will not have been surrendered for cancellation, the Paying Agent, directly or through an agent, will take such steps to contact the remaining non-tendering Series 2021-1 Noteholders concerning the surrender of their Series 2021-1 Debt Securities as it will deem appropriate. The costs and expenses of holding such funds in trust and of contacting such Series 2021-1 Noteholders following the first anniversary of the delivery of such second notice to the non-tendering Series 2021-1 Noteholders will be paid out of such funds. No interest will accrue or be payable to any former Series 2021-1 Noteholder on any amount held in trust pursuant to this paragraph. If all of the Series 2021-1 Debt Securities will not have been surrendered for cancellation by the first anniversary following delivery of the second notice, the Paying Agent will to the extent it is not required to dispose of such unclaimed funds otherwise in accordance with applicable provincial escheatment law, distribute all unclaimed funds to the Issuer.
Article 6
SELLER NOTES
1.1Seller Notes
Seller Notes may be issued hereunder upon the terms and subject to the conditions herein. The Initial Seller Note will be issued in registered form, substantially in the form of Schedule F, and shall, upon issue, be executed by the Issuer for delivery to Seller. The Initial Seller Note shall be a single note and shall evidence the indebtedness of the Issuer to the Seller in respect of the Deferred Asset Purchase Price and the right of Seller to receive payments in the amounts and at the times specified herein. Each Seller Note shall be executed by manual or facsimile signature on behalf of the Issuer by its authorized officers. Seller Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the delivery of such Seller Notes or does not hold such office at the date of such Seller Notes.
1.2Rights of Seller
The Seller Note will be non-transferable and at all times be beneficially owned by the Seller and the Issuer shall not be required to deal directly with any person other than the Seller in respect of the Seller Note.

Article 7
APPOINTMENT OF PAYING AGENT
1.1Appointment of Paying Agent
Flexiti Financial Inc. is hereby appointed and shall serve as the initial Paying Agent of the Series 2021-1 Debt Securities. So long as Flexiti Financial Inc. is the Paying Agent of the Series 2021-1 Debt Securities, the Paying Agent shall not be paid a fee for such services. The Paying Agent shall make payments to Series 2021-1 Noteholders pursuant to Section 5.2. The Paying Agent shall have the revocable power to withdraw funds from the Series 2021-1 Collections Account for the purpose of making the payments to in accordance with Article 5. The Indenture Trustee (acting on the written direction of (i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three (3) Class A Noteholders; and (B) written direction of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three (3) of more Class A Noteholders, and (b) following the payment in full of the Class A Noteholders, written direction of holders of at least 50% of the aggregate principal amount of the Class B Debt Securities) may revoke such power and remove the Paying Agent in such capacity if a Servicer Termination Event has occurred or if the Paying Agent shall have failed to perform its obligations under this Supplemental Indenture in any material respect. A Paying Agent, other than Flexiti Financial Inc. acting the initial Paying Agent, shall be permitted to resign as Paying Agent upon sixty (60) days’ prior written notice to the Indenture Trustee, provided that no such voluntary resignation shall be effective until a replacement Paying Agent acceptable to the Indenture Trustee, acting reasonably, has been appointed. In the event that the Paying Agent shall no longer be the Paying Agent, the Indenture Trustee shall appoint a successor selected by the Issuer to act as Paying Agent. The Indenture Trustee shall cause each successor or additional Paying Agent to execute and deliver to the Indenture Trustee an instrument in which such successor or additional Paying Agent shall agree with the Indenture Trustee that it will hold all sums, if any, held by it for payment to the Series 2021-1 Noteholders in trust for the benefit of the Series 2021-1 Noteholders entitled thereto until such sums shall be paid to such Series 2021-1 Noteholders. The Paying Agent shall return all unclaimed funds to the Issuer and upon removal or resignation shall also return all funds in its possession to the Issuer. The provisions of Article 12 of the Master Trust Indenture shall apply, mutatis mutandis, to the Paying Agent. Any reference in the Master Trust Indenture to the Paying Agent shall include any co-paying agent unless the context requires otherwise.
The Paying Agent shall be responsible for performing all tax withholding and tax reporting obligations of the Issuer and the Paying Agent with respect to all payments on the Series 2021-1 Debt Securities, including receipt and administration of tax withholding information (including, without limitation, any applicable Canadian or U.S. form or any other forms), remittance of all required withholding to appropriate taxing authorities and preparation and submission to appropriate taxing authority of all tax reporting with respect to such withholding, and with respect to amounts payable in respect of the Series 2021-1 Debt Securities. Any information required by the Paying Agent to complete all tax withholding and tax reporting obligations of the Issuer shall be immediately provided for by the Issuer to the Paying Agent upon request.
Article 8
EXTRAORDINARY RESOLUTIONS AND DEBTHOLDER PERCENTAGES
1.1Extraordinary Resolutions
In addition to the powers given to the holders of the Debt Obligations generally in Section 11.11 of the Master Trust Indenture and the powers given to the holders of the Series 2021-1 Debt Securities in Section 11.12 of the Master Trust Indenture, the Series 2021-1 Noteholders shall, to the exclusion of the holders of Debt Obligations of all other Series, have the power by Extraordinary Resolution to:
(a)sanction the release of the Issuer from its covenants and obligations under this Supplemental Indenture or the release in whole or in part of the Series 2021-1 Collateral from the security created hereby;
(b)subject to the provisions of the Master Trust Indenture, sanction any assignment, supplement, amendment, modification, restatement or replacement of or waiver of or postponement of compliance with any provision of the Series 2021-1 Debt Securities which shall be agreed to by the Issuer and any modification, alteration, abrogation, compromise or arrangement of or in respect of the rights of the Series 2021-1

Noteholders against the Series 2021-1 Collateral, whether such rights shall arise under the provisions of this Supplemental Indenture or otherwise;
(c)subject to the consent of each of the Related Specified Creditors that is a party to a Related Program Agreement, permit or direct the Indenture Trustee to sanction any supplementation, amendment, modification, restatement or replacement of or waiver of or postponement of compliance with such Related Program Agreement;
(d)assent to any compromise or arrangement by the Issuer with any creditor, creditors or class or classes of creditors or with the holders of any securities of the Issuer;
(e)restrain any holder of any Series 2021-1 Debt Securities from taking or instituting any suit, action or proceeding for the recovery of amounts payable under such Series 2021-1 Debt Securities or hereunder or for the execution of any trust or power hereunder or for the appointment of a Receiver or trustee in bankruptcy or the winding up of the Issuer or for any other remedy hereunder and to direct such holder of any Series 2021-1 Debt Securities to waive any Related Event of Default on which any suit or proceeding is founded;
(f)direct the Indenture Trustee and any holder of Series 2021-1 Debt Securities bringing any action, suit or proceeding to waive the Related Event of Default in respect of which such action, suit or other proceeding shall have been brought;
(g)sanction the sale, exchange or other disposition of the Series 2021-1 Collateral or any part thereof for such consideration as may be specified in the Extraordinary Resolution;
(h)sanction any assignment, amendment, supplement, modification, restatement, replacement or waiver of, or postponement of compliance with, the terms and conditions on the part of any other party to the Receivables Sale and Servicing Agreement, or the assignment by the Seller or Servicer of its rights or assumption of its obligations thereunder;
(i)sanction a release, assignment or sale of the Security Interest in the Series 2021-1 Collateral or any part thereof;
(j)subject to Article 12 of the Master Trust Indenture and this Supplement Indenture, require the Indenture Trustee to exercise or refrain from exercising any of the powers conferred upon it by the Master Trust Indenture; and
(k)take any other action with respect to the Series 2021-1 Debt Securities authorized by the Master Trust Indenture and this Supplemental Indenture to be taken by Extraordinary Resolution.
provided that, to modify the Outstanding Balance, currency, interest rate or the place of payment of a Series 2021-1 Note, the consent of the Series 2021-1 Noteholder of such Series 2021-1 Note is required.
1.2Noteholder Percentages
Notwithstanding the provisions of the Master Trust Indenture, the following provisions shall apply with respect to the Series 2021-1 Debt Securities:
(a)In Section 6.1 of the Master Trust Indenture the reference to “written direction of holders of at least 50% of the aggregate principal amount of the applicable Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding” shall with respect to the Series 2021-1 Class A Debt Securities only be replaced with “written direction of (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) written direction of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders” and with respect to the Series 2021-1 Noteholders with respect to the entire Series of Debt Obligations only, be replaced with “written direction of (i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) written direction of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders; and (ii) following payment in full of the Class A Debt Securities, written direction of holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”.
(b)In Section 8.2(a) of the Master Trust Indenture, the reference to “request in writing of the holders of such Series representing not less than 50% of the aggregate principal amount of Debt Obligations of such Series then outstanding” shall be replaced with “request in writing of (i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) request in writing of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following the payment in full of the Class A Debt Securities, request in writing of holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”.
(c)In Section 8.2(b) of the Master Trust Indenture, the reference to “holders representing not less than 50% of the aggregate principal amount of Debt Obligations of such Series then outstanding” shall be replaced with “(i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) written direction of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following payment in full of the Class A Debt Securities, holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”.
(d)In Section 9.3 of the Master Trust Indenture, with respect to the Series 2021-1 Class A Debt Securities only, the reference to “66 2/3% of the Debtholders of such Series” shall be replaced with “all Class A Noteholders if there are less than three Class A Noteholders and at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities if there are three or more Class A Noteholders”.
(e)In Section 9.4(a) of the Master Trust Indenture, the reference to “written direction of holders of at least 50% of the aggregate principal amount of the applicable Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be) then outstanding” shall be replaced with “written direction of (i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) written direction of holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following the payment in full of the Class A Debt Securities, written direction of holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”.
(f)In Section 9.10 of the Master Trust Indenture, the reference to “holders of not less than 50% of the aggregate principal amount of Debt Obligations of such Series then outstanding” shall be replaced with “(i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following the payment in full of the Class A Debt Securities, holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”; the reference to “all the Debtholders of such Series” in clause (ii) shall be replaced by “(i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following the payment in full of the Class A Debt Securities, holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”; and the reference to “Debtholders representing less than 100% of the aggregate principal amount of Debt Obligations of such Series then outstanding” in clause (iii) shall be replaced with “(i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following the payment in full of the Class A

Debt Securities, holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”.
(g)In Section 11.12(b)(iii) of the Master Trust Indenture, the reference to “holders of not less than 66 2/3% of the aggregate principal amount then outstanding of the Debt Obligations of such Series” shall, with respect to the Series 2021-1 Class A Debt Securities only, be replaced with “(A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders” and in the case of the Series 2021-1 Noteholders with respect to the entire Series of Debt Obligations only “(i) so long as the Series 2021-1 Class A Debt Securities are outstanding, (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders, and (ii) following payment in full of the Class A Debt Securities, holders of at least 50% of the aggregate principal amount of the Class B Debt Securities”.
(h)In Section 11.12(c)(iii)(B) of the Master Trust Indenture, with respect to the Class A Debt Securities only, the reference to “holders of not less than 66 2/3% of the aggregate principal amount then outstanding of the Debt Obligations of such Class” shall, with respect to the Series 2021-1 Class A Debt Securities only, be replaced with “(A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders”.
(i)In Section 11.13(a) of the Master Trust Indenture, the reference to “holders of not less than 66 2/3% of the aggregate principal amount of such Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be)” shall, with respect to the Series 2021-1 Class A Debt Securities only, be replaced with “(A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders”.
(j)In Section 11.13(b) of the Master Trust Indenture, the reference to “holders of not less than 66 2/3% of the aggregate principal amount of such Debt Obligations (or applicable Series or Class of Debt Obligations, as the case may be)” shall, with respect to the Series 2021-1 Class A Debt Securities only, be replaced with “ (A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders”.
(k)In Section 11.14(b)(ii) of the Master Trust Indenture, with respect to the Class A Debt Securities only, the reference to “holders of not less than 66 2/3% of the aggregate principal amount then outstanding of the Debt Obligations of such Class” shall be replaced with “(A) each Class A Noteholder, if there are less than three Class A Noteholders; and (B) holders of at least 66 2/3% of the aggregate principal amount of the Class A Debt Securities, if there are three or more Class A Noteholders”.
Article 9
GENERAL
1.1Obligations of the Issuer
Nothing contained in this Supplemental Indenture shall in any way modify or relieve the Issuer from its obligations to carry out its covenants contained in the Master Trust Indenture.
1.2Acceptance
The Issuer, the General Partner, the Paying Agent and the Indenture Trustee hereby accepts the powers, duties, obligations, rights and trusts of the Indenture Trustee in this Supplemental Indenture declared and provided for and agrees to perform the same on the terms and conditions herein set forth.

1.3Business Day Convention
Any payment of principal, interest and other amounts on any Series 2021-1 Debt Securities which is required to be paid on a day other than a Business Day shall be payable on the next succeeding Business Day.
1.4Governing Law.
This Supplemental Indenture shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Each of the parties hereto hereby attorns to the non-exclusive jurisdiction of the courts of the Province of Ontario.
1.5Waiver of Jury Trial.
EACH OF THE GENERAL PARTNER, THE ISSUER, AND THE INDENTURE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE MASTER TRUST INDENTURE, THIS SUPPLEMENTAL INDENTURE, THE SERIES 2021-1 DEBT SECURITIES, OR THE TRANSACTIONS CONTEMPLATED HEREBY.
1.6Execution in Counterparts
This Supplemental Indenture may be executed in any number of counterparts (including counterparts by facsimile, electronic transmission and email in PDF or similar transmissions) each of which, when so executed, shall be deemed to be an original and which counterparts together shall constitute one and the same agreement.
1.7Hypothecary Representative / Power of Attorney
The Indenture Trustee hereby agrees to act as the hypothecary representative for the Related Specified Creditors to the extent necessary or desirable pursuant to the laws of the Province of Quebec for the purposes of this Indenture, to hold any hypothec or other security that may be granted from time to time by the Issuer for the benefit of the Related Specified Creditors and each document relating hereto or thereto. Each Person by becoming a Related Specified Creditor irrevocably accepts, ratifies and confirms the appointment of the Indenture Trustee as hypothecary representative of such Person. In particular, by the acceptance of the Series 2021-1 Debt Securities, the holders of such Series 2021-1 Debt Securities irrevocably agree that the Indenture Trustee may act as the hypothecary representative of such holders. If the Indenture Trustee is replaced according to Section 12.8 of the Master Trust Indenture, the successor Indenture Trustee will also constitute the successor hypothecary representative for the purposes of any hypothec referred to above without any formality (subject to registration of a notice of succession for purposes of exercising rights related to any such hypothec, as contemplated by Article 2692 of the Civil Code of Quebec). The Indenture Trustee, acting in its capacity as hypothecary representative, shall have the same rights, powers, immunities, indemnities and exclusions from liability as are prescribed in favour of the Indenture Trustee in this Indenture, which shall apply mutatis mutandis.
1.8Delivery of Executed Copies
Each party acknowledges delivery by electronic means of a fully executed copy of this Supplemental Indenture.

[Remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF the parties hereto have duly executed this Supplemental Indenture.

FLEXITI SECURITIZATION LIMITED PARTNERSHIP, as issuer, by its general partner, FLEXITI SECURITIZATION GENERAL PARTNER INC.
Per:
Name:
Title:
Per:
Name:
Title:

Signature Page to Series 2021-1 Supplemental Indenture

FLEXITI SECURITIZATION GENERAL PARTNER INC., as General Partner, in its own right
Per:
Name:
Title:
Per:
Name:
Title:

Signature Page to Series 2021-1 Supplemental Indenture

FLEXITI FINANCIAL INC. as initial Paying Agent
Per:
Name:
Title:
Per:
Name:
Title:

Signature Page to Series 2021-1 Supplemental Indenture

COMPUTERSHARE TRUST COMPANY OF CANADA, as Indenture Trustee
Per:
Name:
Title:
Per:
Name:
Title:

Signature Page to Series 2021-1 Supplemental Indenture

Signature Page to Series 2021-1 Supplemental Indenture

Schedule A
FORM OF NOTE – FOR SERIES 2021-1 CLASS A DEBT SECURITIES
[***]

Schedule B
FORM OF NOTE – FOR SERIES 2021-1 CLASS B DEBT SECURITIES
[***]

Schedule C-1
FORM OF OWNERSHIP CONFIRMATION CERTIFICATE (REQUEST BY BENEFICIAL HOLDER)
[***]

Schedule C-2
Form of Ownership Confirmation Certificate (Request by Prospective Purchaser)
[***]

Schedule D
FORM OF MONTHLY SERVICER REPORT
[***]
1.
Schedule E
FORM OF WEEKLY REPORT
[***]

Schedule F
FORM OF SELLER NOTE
[***]

CAN_DMS: \139996804\25
F-1